UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

AZURRX BIOPHARMA, INC.
(Name of Registrant as Specified in Its Charter)

___________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed to amend and restate the definitive proxy statement of AzurRx BioPharma, Inc. (“we,” “us” and “our”) that we previously filed with the Securities and Exchange Commission on August 7, 2020 (the “Prior Proxy Statement” and, as amended and restated by this Amendment, the “Proxy Statement”), for our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 11, 2020. Capitalized terms not otherwise defined in this Explanatory Note have the meanings ascribed to them in the Proxy Statement.

This Amendment is being filed to reflect certain revised terms of an amended and restated AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan (as amended and restated, the “2020 Plan”) that is being submitted to our stockholders for approval as Proposal No. 5 at the Annual Meeting. The Board has approved the amended and restated 2020 Plan and has recommended that it be submitted to our stockholders for such approval.

Since the Prior Proxy Statement was filed on August 7, 2020, Proposal No. 5 has generated a number of comments from our stockholders, which the Board wishes to address. Although the Board believes that the 2020 Plan, as initially proposed, reflected terms consistent with market practice, based upon this stockholder input, the Board has decided to make certain revisions as described in this Amendment.

The revisions to the 2020 Plan give effect to the following changes:

1.
The 2020 Plan, as revised, provides that the initial number of shares of Common Stock available for issuance thereunder (which is 10,000,000 shares) will, on January 1 of each calendar year, unless the Board decides otherwise, automatically increase to equal ten percent (10%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, calculated on an as converted basis (the “As Converted Shares”). As Converted Shares include all outstanding shares of Common Stock and all shares of Common Stock issuable upon the conversion of outstanding preferred stock, warrants and other convertible securities, but will not include any shares of Common Stock issuable upon the exercise of options and other convertible securities issued pursuant to either the 2014 Plan or the 2020 Plan.

As revised, this provision reflects similar calculation mechanics as are currently applicable under the 2014 Plan. Unlike the 2014 Plan, however, this provision (i) allows for increases to the 2020 Plan’s share reserve on an annual basis, not a rolling basis, and (ii) provides the Board discretion not to have the increase take effect for a year or to have the increase take effect as to a lesser number of shares.

2.
The 2020 Plan decreases the number of shares permitted to be issued as “incentive stock options” (“ISOs”) from 100,000,000 to 15,000,000.

Contrary to certain stockholder input received since August 7, 2020, the ISO limit included in the prior Proxy Statement did not authorize 100,000,000 shares of Common Stock to be issued pursuant to the 2020 Plan. Rather, it was intended to establish a permanent maximum limit for issuances of ISOs under the 2020 Plan, to allow for reasonable capital expansion over the ten-year life of the 2020 Plan. In all cases, the ISO limit would have been constrained by (i) the aggregate share reserve limit under the 2020 Plan, which initially was 10,000,000 shares (subject to annual increase), and (ii) therefore, by extension, the undiluted amount of Common Stock at any time outstanding. In addition, any annual increase to the aggregate share reserve limit would have been subject to cutback at the Board’s discretion.

Nevertheless, in light of the change in the 2020 Plan’s share reserve increase, as described in Item 1 above, and in response to certain stockholder input, the Board has determined that the original ISO limit was substantially higher than any amount it currently anticipates will be required, based upon its current expectations of our long-term capital needs, and has therefore reduced the ISO limit to equal 10% of the total number of shares of Common Stock currently authorized for issuance under our Certificate of Incorporation. Under regulations issued by the Internal Revenue Service under Section 422 of the Internal Revenue Code as currently in effect, this reduced 15,000,000 ISO share limit will not be subject to increase without stockholder approval.

In addition to the foregoing changes to the 2020 Plan, this Amendment also adds certain clarifying disclosure that, if the 2020 Plan is approved, no further grants will be made under the 2014 Plan. As of August 7, 2020, under the 2014 Plan, an aggregate of 4,699,506 shares of Common Stock were issuable upon the exercise or conversion of existing awards, which will remain outstanding even if the 2020 Plan is approved, and an aggregate of 3,625,039 shares of common stock were available for future awards, in the event that the 2020 Plan is not approved.

As of the date of this Amendment, we have not previously mailed the proxy statement, the proxy card or a copy of our annual report to any of our stockholders. Accordingly, the anticipated mailing date of such materials to our stockholders has been revised to be on or about August 11, 2020.

AzurRx BioPharma, Inc.
760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
(646) 699-7855

Dear Fellow Stockholder,	August 11, 2020

On behalf of the Board of Directors and management of AzurRx BioPharma, Inc., (“we”, “us” and “our”), a Delaware corporation, you are invited to attend our 2020 Annual Meeting of Stockholders including any adjournment or postponement thereof (the “Annual Meeting”) to be held on September 11, 2020 at 9:00 A.M., Eastern Time and at any adjournment or postponement thereof, virtually via the Internet at www.virtualshareholdermeeting.com/AZRX2020.

Details of the business to be conducted at the Annual Meeting are described in this proxy statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting virtually, please read the accompanying proxy statement and then vote by internet, telephone or e-mail as promptly as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the virtual Annual Meeting may vote during the virtual meeting, even if he or she has returned a proxy. Please refer to the “Voting” section contained within this proxy statement for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the proxy statement and recommends that you vote in favor of each such proposal.

Sincerely,
/s/ Edward J. Borkowski
EDWARD J. BORKOWSKI Chair of the Board

 If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(833) 550-0994

NOTICE OF THE AZURRX BIOPHARMA, INC. ANNUAL MEETING OF STOCKHOLDERS

Date and Time	September 11, 2020 at 9:00 A.M., Eastern Time.

Place	Solely virtual via the Internet at www.virtualshareholdermeeting.com/AZRX2020.

Items of Business	1.
Election of six director nominees named in this proxy statement, each for a term of one year expiring at our 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.
Approval of the issuance of more than 20% of shares of our common stock, par value $0.0001 per share (the “Common Stock”) pursuant to a private placement (the “Private Placement”) and related exchange transaction (the “Exchange”), for purposes of Nasdaq Listing Rule 5635(d);

	3.	Approval of the issuance of shares of our Common Stock to certain officers and directors in the Private Placement and the Exchange, for purposes of Nasdaq Listing Rule 5635(c);

	4.	Approval of the issuance of more than 20% of our Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for purposes of Nasdaq Listing Rule 5635(d);

	5.	Approval of the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan;

	6.	Ratification of Mazars USA LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

	7.	Approval of the adjournment of the annual meeting to the extent there are insufficient proxies at the annual meeting to approve any one or more of the foregoing proposals.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	August 7, 2020 (the “Record Date”). Only holders of record of our Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission
You are invited to virtually attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) if you are a stockholder of record or a beneficial owner of shares of our Common Stock as of the Record Date.

Availability of Proxy Materials	Our proxy materials and the Annual Report for the year ended December 31, 2019 are also available on the internet at: proxyvote.com.

Voting
If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the proxy card. Whether or not you expect to attend virtually, we urge you to vote your shares as promptly as possible by following the proxy card instructions attached to this Proxy Statement that you received in the mail so that your shares may be represented and voted at the Annual Meeting. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ James Sapirstein
Brooklyn, New York August 11, 2020	JAMES SAPIRSTEIN President and Chief Executive Officer

760 Parkside Avenue
Downstate Biotechnology Incubator, Suite 304
Brooklyn, New York 11226
(646) 699-7855

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of AzurRx BioPharma, Inc. (the “Company,” “we,” “us,” or “our”), for use at the upcoming 2020 Annual Meeting of Stockholders including any adjournment or postponement thereof (the “Annual Meeting”) to be held on September 11, 2020 at 9:00 A.M. Eastern Time, and at any adjournment or postponement thereof, virtually via the Internet at www.virtualshareholdermeeting.com/AZRX2020.

This proxy statement, the enclosed proxy card and a copy of our annual report are first being mailed on or about August 11, 2020 to stockholders entitled to vote as of the close of business on August 7, 2020 (the “Record Date”). These proxy materials contain instructions on how to access this proxy statement and our annual report online at: proxyvote.com, and how to submit your vote via the internet, telephone and/or e-mail.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this proxy statement. Only holders of shares of our common stock, par value $0.0001 per share (the “Common Stock”) as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of August 7, 2020, there were 28,502,850 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, holders of a majority of the shares entitled to vote must be represented at the Annual Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the Board, the chairman of the meeting or, if directed to be voted on by the chairman of the meeting, the stockholders present or represented at the Annual Meeting and entitled to vote thereon, although less than a quorum, may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Annual Meeting. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

No.	Proposal

1.
Election of Directors. The six director nominees who receive the highest number of affirmative votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting will be elected.

2.
Approval of the Issuance of More than 20% of Our Common Stock pursuant to a private placement (the “Private Placement”) and related exchange transaction (the “Exchange”) for purposes of Nasdaq Listing Rule 5635(d). To approve the sale and issuance of the shares of Common Stock underlying the securities sold and issued in the Private Placement and the Exchange. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

3.
Approval of the Issuance of Our Common Stock to certain Officers and Directors in the Private Placement and the Exchange for Purposes of Nasdaq Listing Rule 5635(c). To approve the sale and issuance of the shares of Common Stock underlying the securities sold and issued in the Private Placement and the Exchange to Edmund J. Borkowski, Chairman of the Board, and James Sapirstein, President, Chief Executive Officer and Director. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

4.
Approval of the Issuance of More than 20% of Our Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for Purposes of Nasdaq Listing Rule 5635(d). To approve the sale and issuance of Common Stock pursuant to the Lincoln Park Purchase Agreement of up to $15,000,000 of our Common Stock. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

5.
Approval of the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan. To approve the adoption of the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares of the Company entitled to vote generally in the election of directors. present or represented by proxy and entitled to vote at the Annual Meeting.

6.
Ratification of Mazars USA LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020. To approve the ratification of Mazars USA LLP as our independent registered public accounting firm for the current fiscal year. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

7.
Approval of the Adjournment of the Annual Meeting to the Extent There Are Insufficient Proxies at the Annual Meeting to Approve Any One or More of the Foregoing Proposals. To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any proposal. This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by the shares present or represented by proxy and entitled to vote at the Annual Meeting.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at an Annual Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal even in the absence of your instruction. For proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Broker non-votes will not be considered to be shares “entitled to vote” on any “non-routine” matter and therefore will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted.

Under Delaware law and our Amended and Restated Bylaws (our “Bylaws”), abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any proposal presented in this proxy statement. Abstention and broker non-votes will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Voting, Revocation and Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of the Board, with the cost of solicitation borne by us. Solicitation may also be made by our directors and officers without additional compensation for such services. In addition to mailing proxy materials, the directors, officers and employees may solicit proxies in person, by telephone or otherwise.

We have also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a base fee of $7,500, plus approved and reasonable out-of-pocket expenses and additional processing fees for any call campaigns, for its services to us for the solicitation of the proxies. We have also agreed to indemnify Alliance Advisors LLC against certain claims.

If your proxy is properly returned to us, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the six director nominees named in this proxy statement; (ii) FOR the approval of the issuance of more than 20% of our Common Stock pursuant to the Private Placement and the Exchange for purposes of Nasdaq Listing Rule 5635(d); (iii) FOR the approval of the issuance of our Common Stock to certain officers and directors in the Private Placement and the Exchange for purposes of Nasdaq Listing Rule 5635(c); (iv) FOR the approval of the issuance of more than 20% of our Common Stock pursuant to a purchase agreement with Lincoln Park Capital Fund, LLC, for purposes of Nasdaq Listing Rule 5635(d); (v) FOR the approval of the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan; (vi) FOR ratification of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; (vii) FOR the approval of the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals and (vii) at the discretion of the proxy holders, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you have additional questions, need assistance in submitting your proxy or voting your shares of Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact Alliance Advisors LLC.

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(833) 550-0994

If you are a stockholder of record, you may revoke or change your proxy at any time before the Annual Meeting by filing, with our Chief Financial Officer at 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, New York 11226, a notice of revocation or another signed proxy with a later date. If you are a stockholder of record, you may also revoke your proxy by attending the Annual Meeting and voting. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a beneficial owner whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

No Appraisal Rights

Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement and the annual report, as well as the preparation and posting of this proxy statement, the annual report and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone and mail.

PROPOSAL NO. 1:	ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board shall consist of one or more members, and that any newly created directorship that results from an increase in the number of directors or any vacancy on the Board will be filled solely by the affirmative vote of a majority of the directors then in office; provided that a vacancy created by the removal of a director by the stockholders may be filled by the stockholders. A director elected by the Board in the case of a newly created directorship will hold office for his or her full term until his or her successor is elected and qualified. A director elected by the Board in the case of a vacancy will hold office for the remaining term of his or her predecessor until his or her successor is elected and qualified.

Our Board currently consists of six directors. Each of the director nominees identified below has confirmed that he is able and willing to serve as a director if elected. If any of the director nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.

Upon recommendation of the Corporate Governance and Nominating Committee, the Board has nominated Edward J. Borkowski, Charles J. Casamento, Alastair Riddell, Vern L. Schramm, Gregory Oakes and James Sapirstein for election at the Annual Meeting, each to serve for a one-year term until the conclusion of the 2021 annual meeting of stockholders or until their successor is duly elected and qualified.

As we previously disclosed in our Current Reports on Form 8-K filed April 14, 2020 and May 1, 2020, the Board appointed Gregory Oakes to the Board effective April 13, 2020. Former director Johan (Thijs) Spoor resigned from his position as a director effective April 29, 2020. The Board wishes to formally thank Mr. Spoor for his dedication and service on the Board.

Please see “Directors” below for more information, including the background and business experience of each director nominee taken into consideration by the Corporate Governance and Nominating Committee.

Required Vote and Recommendation

The election of directors requires the affirmative (“FOR”) vote of a plurality of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting. The six director nominees receiving the highest number of affirmative votes cast will be elected. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the below director nominees. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF MESSRS. BORKOWSKI,
CASAMENTO, OAKES AND SAPIRSTEIN AND DRS. RIDDELL AND SCHRAMM UNDER PROPOSAL ONE.

DIRECTOR COMPENSATION

The following section sets forth certain information regarding the nominees for election as directors. There are no family relationships between any of the directors and our Named Executive Officers.

Director Nominee, Title	Age
Edward J. Borkowski – Chair and Independent Director	60
Charles J. Casamento – Independent Director	75
Alastair Riddell, MSc., MBChB., DSc. – Independent Director	71
Vern L. Schramm, Ph.D. – Independent Director	78
James Sapirstein – President, Chief Executive Officer and Non-Independent Director	58
Gregory Oakes –Independent Director	52

Edward J. Borkowski was appointed to the Board in May 2015, and currently serves as its Chair. Mr. Borkowski is a healthcare executive who currently serves as Executive Vice President for Therapeutics MD. He served as Executive Vice President of MiMedx Group, Inc. (Nasdaq: MDGX) from April 2018 until December 2019. Mr. Borkowski also served as a director for Co-Diagnostics, Inc. (Nasdaq: CODX), from May 2017 until June 2019. Previously, he served as the Chief Financial Officer of Aceto Corporation (Nasdaq: ACET) from February 2018 to April 2018, and has held several executive positions with Concordia International, an international specialty pharmaceutical company, between May 2015 to February 2018. Mr. Borkowski has also served as Chief Financial Officer of Amerigen Pharmaceuticals, a generic pharmaceutical company with a focus on oral, controlled release products and as the Chief Financial Officer and Executive Vice President of Mylan N.V. In addition, Mr. Borkowski previously held the position of Chief Financial Officer with Convatec, a global medical device company focused on wound care and ostomy, and Carefusion, a global medical device company for which he helped lead its spin-out from Cardinal Health into an independent public company. Mr. Borkowski has also served in senior financial positions at Pharmacia and American Home Products (Wyeth). He started his career with Arthur Andersen & Co. after receiving his MBA in accounting from Rutgers University subsequent to having earned his degree in Economics and Political Science from Allegheny College. Mr. Borkowski is currently a Trustee and a member of the Executive Committee of Allegheny College.

Mr. Borkowski’s extensive healthcare and financial expertise, together with his public company experience provides the Board and management with valuable insight in the growth of our business plan.

Charles J. Casamento was appointed to the Board in March 2017. Since 2007, Mr. Casamento has been executive director and principal of The Sage Group, a health care advisory group. Prior to that, Mr. Casamento was president and Chief Executive Officer of Osteologix, a startup company which he oversaw going public, from October 2004 until April 2007. Mr. Casamento was the founder of Questcor Pharmaceuticals where he was President, Chief Executive Officer and Chair from 1999 through 2004. During his time at Questcor, the company acquired Acthar, a product with sales that would eventually exceed $1.0 billion. Mr. Casamento also served as President, Chief Executive Officer and Chair of RiboGene Inc. until 1999 when RiboGene was merged another company to form Questcor. He was also the Co-Founder, President and Chief Executive Officer of Indevus (formerly Interneuron Pharmaceuticals) and has held senior management positions at Genzyme Corporation, where he was Senior Vice President, American Hospital Supply, where he was Vice President of Business Development for the Critical Care division, Johnson & Johnson, Hoffmann-LaRoche and Sandoz. He currently serves as Chairman of the Board of Directors of Relmada Therapeutics (OTCQB: RLMD) and also serves on the Board of Directors of Eton Pharmaceuticals (Nasdaq: ETON), and was previously a Director and Vice Chair of the Catholic Medical Missions Board, a large not for profit international organization. Mr. Casamento holds a bachelor's degree in Pharmacy from Fordham University and an MBA from Iona College.

Mr. Casamento’s expertise and knowledge of the financial community combined with his experience in the healthcare sector makes him a valued member of the Board

Dr. Alastair Riddell was appointed to the Board in September 2015. Since June 2016, Dr. Riddell has served as Chair of Nemesis Biosciences Ltd and Chair of Feedback plc (LON: FDBK). He has also served as Chair of the South West Academic Health Science network in the UK since January 2016. Since his appointment in December 2015, Dr. Riddell has served as Non-Executive Director of Cristal Therapeutics in The Netherlands. From September 2012 to February 2016, he served as Chair of Definigen Ltd., and from November 2013 to September 2015 as Chair of Silence Therapeutics Ltd., and from October 2009 to November 2012 as Chair of Procure Therapeutics.  Between 2007 to 2009, Dr. Riddell served as the Chief Executive Officer of Stem Cell Sciences plc. and between 2005 to 2007, served at Paradigm Therapeutics Ltd. as the Chief Executive Officer. Between 1998 to 2005, Dr. Riddell also served as the Chief Executive Officer of Pharmagene plc. Dr. Ridell began his career as a doctor in general practice in a variety of hospital specialties and holds a Master of Science and a Bachelor of Medicine and Surgery degrees. He was recently awarded a Doctorate of Science, Honoris Causa by Aston University.

Dr. Riddell’s medical background coupled with his expertise in the life sciences industry, directing all phases of clinical trials, before moving to sales, marketing and general management, makes him a well-qualified member of the Board.

Dr. Vern L. Schramm was appointed to the Board in October 2017. Dr. Schramm has served as Professor of the Albert Einstein College of Medicine since 1987 and Chair of the Department of Biochemistry from 1987 to 2015, and was awarded the Ruth Merns Endowed Chair in Biochemistry. His fields of interest include enzymatic transition state analysis, transition state inhibitor design, biological targets for inhibitor design, and mechanisms of N-ribosyltransferases. Dr. Schramm was elected to the National Academy of Sciences in 2007, and served as the Associate Editor for the Journal of the American Chemical Society between 2003 to 2012. A frequent lecturer and presenter in topics related to chemical biology, Dr. Schramm has been a consultant and advisor to Pico Pharmaceuticals, Metabolon Inc., Sirtris Pharmaceuticals, and BioCryst Pharmaceuticals. Dr. Schramm obtained his BS in Bacteriology with an emphasis in chemistry from South Dakota State College and holds a Master’s Degree in Nutrition with an emphasis in biochemistry from Harvard University, a Ph.D. in Mechanism of Enzyme Action from the Australian National University and completed his postdoctoral training at NASA Ames Research Center, Biological Sciences, with an NSF-NRC fellowship.

Dr. Schramm’s substantial experience in biochemistry and expertise in the chemistry related to non-systemic biologics makes him a respected member of the Board and an asset to us specifically in the development of its product candidates.

James Sapirstein was appointed to the Board on October 8, 2019 and as our President and Chief Executive Officer effective that same day. Prior to joining us, Mr. Sapirstein served as Chief Executive Officer and as a director of ContraVir Pharmaceuticals, Inc. (now known as Hepion Pharmaceuticals, Inc.) from March 2014 to October 2018. Previously, Mr. Sapirstein was the Chief Executive Officer of Alliqua Therapeutics from October 2012 to February 2014. He founded and served as Chief Executive Officer of Tobira Therapeutics from October 2006 to April 2011 and served as Executive Vice President, Metabolic and Endocrinology for Serono Laboratories from June 2002 to May 2005. Mr. Sapirstein’s earlier career included a number of senior level positions in the area of marketing and commercialization, including as Global Marketing Lead for Viread (tenofovir) while at Gilead Sciences and as Director of International Marketing of the Infectious Disease Division at Bristol Myers Squibb. Mr. Sapirstein is currently the Chair Emeritus of BioNJ, the New Jersey affiliate of the Biotechnology Innovation Organization, and also serves on the Emerging Companies and Health Section Boards of the Biotechnology Innovation Organization. Mr. Sapirstein received his bachelor’s degree in pharmacy from Rutgers University and holds an MBA degree in management from Fairleigh Dickinson University.

Mr. Sapirstein’s nearly 36 years of pharmaceutical industry experience which spans areas such as drug development and commercialization, including participation in 23 product launches, six of which were global launches led by him makes him a valuable asset to the Board and in his oversight and execution of our business plan.

Gregory Oakes was appointed to the Board on April 13, 2020.  Mr. Oakes brings over 25 years of pharmaceutical industry and leadership experience and currently serves as Corporate Vice President, Global Integration Lead for Otezla® (apremilast) at Amgen, Inc. where he is responsible for the integration and continued success for sustained growth of the brand with $2 billion in assets. Prior to Amgen from 2017 - 2019, Mr. Oakes served as Corporate Vice President and U.S. General Manager at Celgene Corp., a global biopharmaceutical company which develops and commercializes medicines for cancer and inflammatory disorders. Mr. Oakes also served as the Global Commercial Integration Lead at Celgene where he helped steer the $74 billion acquisition by Bristol-Myers Squibb and the $13.4 billion divestiture of Otezla®. From 2010 to 2017, Mr. Oakes held several positions at Novartis AG, the most recent as Head of Sandoz Biopharmaceuticals, North America. He began his career at Schering-Plough (Merck) where he held executive roles in both the U.S. and Europe. Mr. Oakes holds a bachelor's degree in Marketing and Business Administration from Edinboro University and a M.B.A. from Clemson University. He currently sits on the Board of BioNJ and previously served on various Executive Committees at Celgene, Novartis, and Schering- Plough (Merck).

Mr. Oakes’ background of over 25 years of pharmaceutical industry and leadership experience combined with broad experience in pharmaceutical commercialization and acquisitions makes him a qualified member of the Board.

Non-Executive Director Compensation

For the fiscal year ended December 31, 2019, each of our non-executive directors was entitled to receive (i) an annual retainer of $35,000 for their service on the Board payable in either cash or shares of Common Stock in quarterly installments, at our discretion; and (ii) an annual grant of 30,000 shares of Common Stock. During the year ended December 31, 2019, we elected to pay the annual retainer to non-executive directors in cash.

The following table provides information regarding compensation paid to non-employee directors for the year ended December 31, 2019. Messrs. Sapirstein, Shenouda and Spoor did not receive compensation for their service on the Board as employee directors for the year ended December 31, 2019. Information regarding executive compensation paid to Messrs. Sapirstein, Shenouda and Spoor during 2019 is reflected in the Summary Compensation table under “Executive Compensation” of this proxy statement.

Name (1)	Fees Earned or Paid in Cash	Stock Awards (2)	Option Awards (3)	All Other Compensation	Total
Edward J. Borkowski	$35,000	$43,350	$31,500	-	$109,850
Charles J. Casamento	$35,000	$43,350	$31,500	-	$109,850
Alastair Riddell	$35,000	$43,350	$31,500	-	$109,850
Vern L. Schramm	$35,000	$43,350	$31,500	-	$109,850

(1)	Mr. Oakes was appointed to the board effective April 13, 2020, and therefore has been excluded from the table.
(2)
Represents the aggregate grant date fair value of an aggregate of 30,000 shares of Common Stock issued to each of our non-employee directors in 2019 as partial payment of fees payable for each director’s service on the Board in 2019, calculated in accordance with ASC Topic 718.

(3)	Represents the aggregate grant date fair value of 30,000 stock options issued to each of our non-employee directors on June 13, 2019, calculated in accordance with ASC Topic 718.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or has served during the last three years, on the Compensation Committee of any other entity that has one or more officers serving as a member of our Board.

Although Mr. Shenouda was a member of our Compensation Committee prior to his appointment as Chief Financial Officer, he resigned from the Compensation Committee when he was appointed our Chief Financial Officer in October of 2017 in order to comply with Compensation Committee independence requirements.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Currently, Mr. James Sapirstein serves as our President and Chief Executive Officer and Mr. Edward J. Borkowski serves as Chair of our Board. Our Board of Directors has determined that it is in the best interests of the Board and us to maintain separate the roles for the Chief Executive Officer and Chair of the Board. The Board believes this structure increases the Board’s independence from management and, in turn, leads to better monitoring and oversight of management. Although the Board believes we are currently best served by separating the role of Board Chairman and Chief Executive Officer, the Board of Directors will review and consider the continued appropriateness of this structure on an annual basis.

Director Independence

The Board has determined that all of its members, other than Mr. Sapirstein, our President and Chief Executive Officer are “independent” within the meaning of Nasdaq Listing Rule 5605(a)(2) under the rules of the Nasdaq Stock Market (“Nasdaq”), and the Securities and Exchange Commission (“SEC”) rules regarding independence.

Director Nomination Process

The Corporate Governance and Nominating Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and are willing to continue their service as a director are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board. Although we do not have a formal diversity policy, in considering the suitability of director nominees, the Corporate Governance and Nominating Committee considers such factors as it deems appropriate to develop a Board and its committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Corporate Governance and Nominating Committee include sound judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the biopharma industry, clinical studies, U.S. Food and Drug Administration (“FDA”) compliance, intellectual property, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a director candidate would be a desirable addition to the Board and its committees.

The Board may consider suggestions for persons to be nominated for director that are submitted by stockholders. The Corporate Governance and Nominating Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources.

The Role of the Board in Risk Oversight

Our Board oversees a company-wide approach to risk management, determines our appropriate risk level in general, assesses the specific risks faced by us and reviews steps taken by management to manage those risks. Although our Board has ultimate oversight responsibility for the risk management process, specific areas of risk are overseen by designation of such duties and responsibilities to certain committees of the Board.

Specifically, the Board has designated certain fiduciary duties to its Compensation Committee, which is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. The Board has also designated specific fiduciary duties to its Audit Committee, which is responsible for overseeing the management of enterprise risks and financial risks, as well as potential conflicts of interests. The Board is responsible for overseeing the management of risks associated with the independence of the Board.

Code of Business Conduct and Ethics

The Board adopted a code of business conduct and ethics (the “Code”) that applies to our directors, officers and employees. A copy of this Code is available on our website at www.azurrx.com/investors. We intend to disclose on our website any amendments to and waivers of the Code that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to AzurRx BioPharma, Inc., Attention: Chief Financial Officer – 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, New York 11226.

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Chief Financial Officer will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Meetings of the Board

Each of our directors who served during the year ended December 31, 2019 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director served as a member during such year. Although directors are not required to attend our annual meeting of stockholders, they are encouraged to attend.

The following table represents the composition of each committee of the Board and meetings held as well as actions taken by unanimous written consent (“UWC”) in lieu of holding a meeting, during the fiscal year ended December 31, 2019:

Committees
Director	Board	Audit	Compensation	Corporate Governance and Nominating
Edward J. Borkowski	C	CC	X	CC
Charles J. Casamento	X	X	X	X
Alastair Riddell	X	X	CC	X
Vern L. Schramm	X
James Sapirstein	X
Johan M. (Thijs) Spoor	X
Meetings Held During 2019	8	3	1	-
Actions Taken by UWC During 2019	13	-	-	-
C – Chair of the Board CC – Committee Chair X – Member

Board Committees

The standing committees of the Board consist of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Our Board has adopted written charters for each of these committees, copies of which are available on our website at www.azurrx.com/investors. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee
The duties and responsibilities of the Audit Committee include but are not limited to:

●  appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
●  discussing with our independent registered public accounting firm the independence of its members from its management;
●  reviewing with our independent registered public accounting firm the scope and results of their audit;
●  approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
●  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that are filed with the SEC;
●  reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
●  coordinating oversight of the Code and our disclosure controls and procedures on behalf of the Board;
●  establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and
●  reviewing and approving related-person transactions.

The rules of Nasdaq require our Audit Committee to consist of at least three directors, all of whom must be deemed to be independent directors under Nasdaq rules. The Board has affirmatively determined that Messrs. Borkowski and Casamento, and Dr. Riddell, each meet the definition of “independent director” for purposes of serving on an Audit Committee under Nasdaq rules. Additionally, the Board has determined that Messrs. Borkowski and Casamento each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee
The duties and responsibilities of the Compensation Committee include but are not limited to:

●  reviewing key employee compensation goals, policies, plans and programs;
●  reviewing and approving the compensation of our directors and executive officers;
●  reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
●  appointing and overseeing any compensation consultants or advisors to the Company.

The rules of Nasdaq require our Compensation Committee to consist entirely of independent directors. The Board has affirmatively determined that Mr. Borkowski and Dr. Riddell meet the definition of “independent director” for purposes of serving on the Compensation Committee under Nasdaq rules.

Corporate Governance and Nominating Committee
The duties and responsibilities of the Corporate Governance and Nominating Committee include but are not limited to:

●  assisting the Board in identifying qualified individuals to become members of the Board;
●  determining the composition of the Board and monitoring the activities of the Board to assess overall effectiveness; and
●  developing and recommending to our Board corporate governance guidelines applicable to the Company and advising our Board on corporate governance matters.

EXECUTIVE COMPENSATION

The following table sets forth information regarding our current executive officers as appointed by the Board, each to serve in such position until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

Executive Officer	Age	Title
James Sapirstein	58	President, Chief Executive Officer and Director
Daniel Schneiderman	42	Chief Financial Officer
James E. Pennington	77	Chief Medical Officer

Our executive officers are appointed by and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with us. The following is a brief description of the qualifications and business experience of each of our current executive officers.

James Sapirstein. Please see Mr. Sapirstein’s biography under the “Directors” section of this proxy statement.

Daniel Schneiderman was appointed as our Chief Financial Officer on January 2, 2020. Prior to joining us, from November 2018 through December 2019 Mr. Schneiderman served as Chief Financial Officer of Biophytis SA, (ENXTPA: ALBPS) and its U.S. subsidiary, Biophytis, Inc., a European-based, clinical-stage biotechnology company focused on the development of drug candidates for age-related diseases, with a primary focus on neuromuscular diseases. From February 2012 through August 2018, Mr. Schneiderman served as Vice President of Finance, Controller and Secretary of MetaStat, Inc. (OTCQB: MTST), a publicly traded biotechnology company with a focus on Rx/Dx precision medicine solutions to treat patients with aggressive (metastatic) cancer. From 2008 through February 2012, Mr. Schneiderman was Vice President of Investment Banking at Burnham Hill Partners LLC, a boutique investment bank providing capital raising, advisory and merchant banking services. From 2004 through 2008, Mr. Schneiderman served in various roles and increasing responsibilities, including as Vice President of Investment Banking at Burnham Hill Partners, a division of Pali Capital, Inc. Previously, Mr. Schneiderman worked at H.C. Wainwright & Co., Inc. in 2004 as an investment banking analyst. Mr. Schneiderman holds a bachelor’s degree in economics from Tulane University.

Dr. James E. Pennington was appointed as our Chief Medical Officer in May 2018. Prior to joining us, Dr. Pennington served as Senior Clinical Fellow from 2010 to 2018 and as Executive Vice President and Chief Medical Officer from 2007 to 2010 at Anthera Pharmaceuticals, Inc. (Nasdaq: ANTH). From 2004 to 2007, Dr. Pennington served as Executive Vice President and Chief Medical Officer at CoTherix, Inc., and has held various executive positions at a number of pharmaceutical companies, including InterMune Inc., Shaman Pharmaceuticals and Bayer Corporation. He has served on several editorial boards, and has authored numerous original research publications and reviews. Dr. Pennington is currently a Clinical Professor of Medicine with the University of California San Francisco, where he has taught since 1986. Prior to that, he was a professor at Harvard Medical School. Dr. Pennington received a Bachelor of Arts from the University of Oregon and a Doctor of Medicine from the University of Oregon School of Medicine, and is Board Certified in internal medicine and infectious diseases.

Summary Compensation

The table set forth below reflects certain information regarding the compensation paid or accrued during the years ended December 31, 2019 and 2018 to our Chief Executive Officer and our executive officers, other than our Chief Executive Officer, who were serving as an executive officer as of December 31, 2019, and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

As previously reported on our Current Report on Form 8-K filed on March 28, 2019, Dr. Dupret retired and resigned from his position as President of AzurRx SAS, a wholly owned French subsidiary of the Company effective July 1, 2019. Due to the resignation of Mr. Spoor as President and Chief Executive Officer effective October 8, 2019, Mr. Sapirstein was appointed as our President and Chief Executive Officer effective that same day. Compensation paid to Dr. Dupret and Mr. Spoor during the years ended December 31, 2019 and 2018 is reflected in the table below.

Current Named Executive Officers (1)	Year	Salary	Bonus	Equity Awards		All Other Compensation	Total
James Sapirstein(1)	2019	$102,404	-	$232,900	(3)	-	$335,304
President and Chief Executive Officer	2018	-	-	-	(4)	-	-
James E. Pennington(3)	2019	$255,000	$75,000	$115,000	(3)	-	$445,000
Chief Medical Officer	2018	$148,718	-	$155,475	(5)	-	$304,193
Former Named Executive Officers (2)
Johan M. (Thijs) Spoor	2019	$340,177	-(6)	$157,500	(3)	-	$497,677
Former President and Chief Executive Officer	2018	$425,000	$212,500	$608,000	(5)	-	$1,245,500
Maged Shenouda (3)	2019	$308,035	-(7)	$105,000	(5)	-	$413,035
Former Chief Financial Officer	2018	$296,666	$82,5000	$207,300	(5)		$586,466
Daniel Dupret	2019	$151,393	-	-		-	$151,393
Former Chief Scientific Officer	2018	$234,999	-	$169,980	(5)	-	$404,979

(1)
 Daniel Schneiderman was appointed as Chief Financial Officer subsequent to the year ended December 31, 2019, and therefore is excluded from the table. Mr. Sapirstein was appointed as President and Chief Executive Officer effective October 8, 2019 and received no compensation prior to his employment. Dr. Pennington was appointed as Chief Medical Officer effective May 30, 2018 and received no compensation prior to his employment.

(2)
Mr. Spoor’s employment with us as President and Chief Executive Officer terminated effective October 8, 2019 due to his resignation. In addition, Mr. Spoor resigned as a member of the Board on April 29, 2020.
Mr. Shenouda’s employment with us as Chief Financial Officer terminated effective November 30, 2019 due to his resignation. Dr. Dupret retired and resigned from his position as President of AzurRx SAS, a wholly owned French subsidiary of the Company effective July 1, 2019.

(3)
Represents the grant date fair value of restricted stock and stock options issued during the year ended December 31, 2019, calculated in accordance with ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 13 of the notes to the consolidated financial statements contained in our 10-K, filed with the SEC on March 30, 2020.

(4)	Mr. Sapirstein received no compensation during this period or prior to his appointments as our President and Chief Executive Officer effective October 8, 2019.
(5)
Represents the grant date fair value of restricted stock and stock options issued during the year ended December 31, 2018, calculated in accordance with ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 13 of the notes to the consolidated financial statements contained in our 10-K, filed with the SEC on April 1, 2019.

(6)
On June 28, 2019, we accrued an incentive bonus in the amount of $255,000 payable to Mr. Spoor. Subsequent to Mr. Spoor’s resignation, the Compensation Committee reviewed the accrued bonus and determined that such amount was not owed, which determination is being challenged by Mr. Spoor. As a result of management’s determination, we reversed the accrual in the quarter ended December 31, 2019. This bonus has been excluded from the table.
In addition, all unvested shares of restricted stock and stock options subject to time and other performance-based vesting conditions have been forfeited in connection with Mr. Spoor's resignation as our President and Chief Executive Officer.  Mr. Spoor also forfeited the right to receive 241,667 earned, but unissued shares of restricted stock in connection with his resignation from the Board on April 29, 2020.

(7)
On June 28, 2019, we accrued an incentive bonus in the amount of $100,000 payable to Mr. Shenouda. Subsequent to Mr. Shenouda’s resignation, the Compensation Committee reviewed the accrued bonus and determined that such amount was not owed, and we reversed the accrual in the quarter ended December 31, 2019. This bonus has been excluded from the table.

Employment Arrangements and Potential Payments upon Termination or Change of Control

Sapirstein Employment Agreement. Effective October 8, 2019, we entered into an employment agreement with Mr. Sapirstein to serve as its President and Chief Executive Officer for a term of three years, subject to further renewal upon agreement of the parties. The employment agreement with Mr. Sapirstein provides for a base salary of $450,000 per year. In addition to the base salary, Mr. Sapirstein is eligible to receive (i) a bonus of up to 40% of his base salary on an annual basis, based on certain milestones that are yet to be determined; (ii) 1% of net fees received by us upon entering into license agreements with any third-party with respect to any product current in development or upon the sale of all or substantially all of our assets; (iii) a grant of 200,000 restricted shares of our Common Stock which are subject to vest as follows (a) 100,000 upon the first commercial sale of MS1819 in the United States, and (b) 100,000 upon our total market capitalization exceeding $1.0 billion for 20 consecutive trading days; (iv) a grant of 300,000 10-year stock options to purchase shares of our Common Stock which are subject to vest as follows (a) 50,000 upon us initiating our next Phase II clinical trial in the United States for MS1819, (b) 50,000 upon us completing our next or subsequent Phase II clinical trial in the United States for MS1819, (c) 100,000 upon us initiating a Phase III clinical trial in the United States for MS1819, and (d) 100,000 upon us initiating a Phase I clinical trial in the United States for any product other than MS1819. Mr. Sapirstein is entitled to receive 20 days of paid vacation, participate in full employee health benefits and receive reimbursement for all reasonable expenses incurred in connection with his services to us.

In the event that Mr. Sapirstein’s employment is terminated by us for Cause, as defined in his employment agreement, or by Mr. Sapirstein voluntarily, then will not be entitled to receive any payments beyond amounts already earned, and any unvested equity awards will terminate. In the event that Mr. Sapirstein’s employment is terminated as a result of an Involuntary Termination Other than for Cause, as defined in the Agreement, Mr. Sapirstein will be entitled to receive the following compensation: (i) severance in the form of continuation of his salary (at the Base Salary rate in effect at the time of termination, but prior to any reduction triggering Good Reason) for a period of 12 months following the termination date; (ii) payment of Executive’s premiums to cover COBRA for a period of 12 months following the termination date; and (iii) a prorated annual bonus.

Schneiderman Employment Agreement. Effective January 2, 2020, we entered into an employment agreement with Mr. Schneiderman to serve as our Chief Financial Officer for a term of three years, subject to further renewal upon agreement of the parties. The employment agreement with Mr. Schneiderman provides for a base salary of $285,000 per year. In addition to the base salary, Mr. Schneiderman is eligible to receive (a) an annual milestone cash bonus based on certain milestones that will be established by our Board or the Compensation Committee, (b) grants of stock options to purchase such number of shares equal to one and a quarter percent (1.25%) of the issued and outstanding Common Stock on January 2, 2020, or 335,006 shares of Common Stock with an exercise price of $1.03 per share, which shall vest in over a term of three years. Mr. Schneiderman is entitled to receive 20 days of paid vacation, participate in full employee health benefits and receive reimbursement for all reasonable expenses incurred in connection with his service to us. We may terminate Mr. Schneiderman’s employment agreement at any time, with or without Cause, as such term is defined in his employment agreement. Effective July 16, 2020, our Board approved an amended and restated option grant to Mr. Schneiderman, amending and restating the grant previously made on January 2, 2020, to reduce the amount of shares issuable upon exercise of such option to be the maximum number of shares Mr. Schneiderman was eligible to receive under the Amended and Restated 2014 Omnibus Equity Incentive Plan (the “2014 Plan”) on the original grant date (or 300,000 shares), due to the 2014 Plan provisions relating to Section 162(m) limitations.

In the event that Mr. Schneiderman’s employment is terminated by us for Cause, as defined in Mr. Schneiderman’s employment agreement, or by Mr. Schneiderman voluntarily, then he will not be entitled to receive any payments beyond amounts already earned, and any unvested equity awards will terminate. If we terminate his employment agreement without Cause, not in connection with a Change of Control, as such term is defined in Mr. Schneiderman’s employment agreement, he will be entitled to (i) all salary owed through the date of termination; (ii) any unpaid annual milestone bonus; (iii) severance in the form of continuation of his salary for the greater of a period of six months following the termination date or the remaining term of the employment agreement; (iv) payment of premiums to cover COBRA for a period of six months following the termination date; (v) a prorated annual bonus equal to the target annual milestone bonus, if any, for the year of termination multiplied by the formula set forth in the agreement. If we terminate Mr. Schneiderman’s employment agreement without Cause, in connection with a Change of Control, he will be entitled to the above and immediate accelerated vesting of any unvested options or other unvested awards.

Pennington Employment Agreement. Effective May 28, 2018, we entered into an employment agreement with Mr. Pennington to serve as its Chief Medical Officer. The employment agreement with Dr. Pennington provides for a base annual salary of $250,000. In addition to his salary, Dr. Pennington is eligible to receive an annual milestone bonus, awarded at the sole discretion of the Board based on his attainment of certain financial, clinical development, and/or business milestones established annually by the Board or Compensation Committee. The employment agreement is terminable by either party at any time. In the event of termination by us other than for cause, Dr. Pennington is entitled to three months’ severance payable over such period. In the event of termination by us other than for cause in connection with a Change of Control, Dr. Pennington will receive six months’ severance payable over such period.

Spoor Employment Agreement. On January 3, 2016, we entered into an employment agreement with its former President and Chief Executive Officer, Johan Spoor. The employment agreement provided for a term expiring January 2, 2019. Although Mr. Spoor’s employment agreement expired, he remained employed as our President and Chief Executive Officer under the terms of his prior employment agreement through his resignation as President and Chief Executive Officer on October 8, 2019. In addition, Mr. Spoor resigned as a member of the Board on April 29, 2020.

The employment agreement with Mr. Spoor provided for a base salary of $425,000 per year. At the sole discretion of the Board or the Compensation Committee of the Board, following each calendar year of employment, Mr. Spoor was eligible to receive an additional cash bonus based on his attainment of certain financial, clinical development, and/or business milestones to be established annually by the Board or the Compensation Committee. Mr. Spoor’s employment agreement was terminable by either party at any time. In the event of termination by us without Cause or by Mr. Spoor for Good Reason not in connection with a Change of Control, as those terms are defined in Mr. Spoor’s employment agreement, he was entitled to twelve months’ severance payable over such period. In the event of termination by us without Cause or by Mr. Spoor for Good Reason in connection with a Change of Control, as those terms are defined in Mr. Spoor’s employment agreement, he was eligible to receive eighteen months’ worth of his base salary in a lump sum as severance.

Mr. Spoor was originally entitled to 10-year stock options to purchase 380,000 shares of Common Stock, pursuant to the 2014 Plan. During the year ended December 31, 2017, stock options to purchase 100,000 shares of Common Stock with an exercise price of $4.48 per share with a grant date fair value of $386,900 were granted and vested. On September 29, 2017, Mr. Spoor was granted 100,000 shares of restricted Common Stock subject to milestone-based vesting, in satisfaction of our obligation to issue an additional 280,000 options to Mr. Spoor, with an estimated grant date fair value of $425,000. During the year ended December 31, 2018, all 100,000 shares of restricted Common Stock vested, but the separate stock options covering 100,000 shares of Common Stock were cancelled as a result of Mr. Spoor’s resignation as our President and Chief Executive Officer.

Mr. Spoor resigned from his position as our President and Chief Executive Office effective October 8, 2019. Mr. Spoor received no additional or severance compensation and all unvested stock options and shares of restricted Common Stock granted to Mr. Spoor were cancelled as a result of Mr. Spoor’s resignation. Mr. Spoor has a period of twelve months following his resignation to exercise all vested stock options.

On June 29, 2019, we accrued an incentive bonus in the amount of $255,000. Subsequent to Mr. Spoor’s resignation, the Compensation Committee reviewed the accrued bonus and determined that such amount was not owed and we reversed the accrual in the quarter ended December 31, 2019, which determination was challenged by Mr. Spoor. As part of a settlement and general release effective July 9, 2020, Mr. Spoor waived all claims to the incentive bonus in the amount of $255,000 and also waived all claims to an amount of $348,000 due to JIST Consulting, a company controlled by Mr. Spoor. Also, in connection with the settlement and general release, Mr. Spoor received warrants to purchase an aggregate of 150,000 shares of Common Stock with an exercise price of $1.00 per share and an expiration term of five years and we agreed to pay Mr. Spoor’s legal expenses in the amount of $51,200.

Mr. Spoor received no additional or severance compensation and all unvested stock options and shares of restricted Common Stock granted to Mr. Spoor were cancelled as a result of Mr. Spoor’s resignation. As of December 31, 2019, there were 241,667 earned but unissued shares of restricted Common Stock due to Mr. Spoor. However, Mr. Spoor forfeited the right to receive these shares on April 29, 2020 in connection with his resignation from the Board.

Shenouda Employment Agreement. On September 26, 2017, we entered into an employment agreement with Mr. Shenouda to serve as its Executive Vice-President of Corporate Development and Chief Financial Officer for a term of three years, during which time he received a base salary of $275,000. In addition to the base salary, Mr. Shenouda was eligible to receive an annual milestone cash bonus based on the achievement of certain financial, clinical development, and/or business milestones, which milestones were established annually at the sole discretion of our Board or the Compensation Committee. Mr. Shenouda’s employment agreement provided for the issuance of stock options to purchase 100,000 shares of Common Stock, pursuant to the 2014 Plan, with an exercise price of $4.39 per share and a term of ten years. These stock options vested upon the achievement of certain strategic milestones during the year ended December 31, 2018.

Mr. Shenouda’s employment agreement was terminable by us any time, with or without Cause, as such term is defined in the agreement. If we terminated the agreement without Cause, or if the agreement was terminated due to a Change of Control, as such term is defined in the agreement, Mr. Shenouda was entitled to (i) all salary owed through the date of termination; (ii) any unpaid annual milestone bonus; (iii) severance in the form of continuation of his salary for the greater of a period of 12 months following the termination date or the remaining term of his employment agreement; (iv) payment of premiums to cover COBRA for a period of 12 months following the termination date; (v) a prorated annual bonus equal to the target annual milestone bonus, if any, for the year of termination multiplied by the formula set forth in the agreement; and (vi) immediate accelerated vesting of any unvested options or other unvested awards.

Mr. Shenouda resigned from his position as our Chief Financial Officer effective November 30, 2019. Mr. Shenouda received no additional or severance compensation and all unvested stock options and shares of restricted Common Stock granted to Mr. Shenouda were cancelled as a result of Mr. Shenouda’s resignation. Mr. Shenouda has a period of twelve months following his resignation to exercise all vested stock options.

 On June 28, 2019, the Compensation Committee had approved the accrual of an incentive bonus in the amount of $100,000. Subsequent to Mr. Shenouda’s resignation, the Compensation Committee reviewed the accrued bonus and determined that such amount was not owed, and we reversed the accrual in the quarter ended December 31, 2019. As part of a settlement and general release entered into on July 2, 2020, Mr. Shenouda waived all claims to the incentive bonus in the amount of $100,000 and we agreed to pay Mr. Shenouda a settlement sum of $15,000, which includes $10,000 due to Mr. Shenouda reflected in our accounts payable as of June 30, 2020.

Outstanding Equity Incentive Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options, stock that has not vested and equity incentive awards held by each of the Named Executive Officers outstanding as of December 31, 2019 and 2018:

		Option Awards					Stock Awards
Current Named Executive Officers (1)	Grant date	Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of Unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested ($)
James Sapirstein	10/8/2019	-	300,000(2)	$0.56	10/7/2029	-	-	200,000(3)	112,000
	10/8/2019

James E. Pennington	6/28/2018	75,000	-	$3.04	6/27/2023	-	-	-	-
	6/13/2019	-	110,000	$1.70	6/12/2024
Former Named Executive Officers
Maged Shenouda	2/3/2017	30,000	-	$4.48	2/2/2027
	9/26/2017	100,000	-	$4.39	9/24/2027
	6/28/2018	100,000	-	$3.04	6/27/2023
Johan M. (Thijs) Spoor (4)	-	-	-	-	-	-	-	-	-

(1)	Daniel Schneiderman was appointed as Chief Financial Officer subsequent to the year ended December 31, 2019, and therefore is excluded from the table.
(2)
Represents stock options issued to Mr. Sapirstein on October 8, 2019 under the terms of his employment agreement, which options will vest as follows: (i) 50,000 upon initiating its next U.S. Phase II clinical trial MS1819, (ii) 50,000 upon completing the next U.S. Phase II clinical trial, (iii) 100,000 upon us initiating a Phase III clinical trial in the U.S. for MS1819, and (iv) 100,000 upon initiating a U.S. Phase I clinical trial for any product other than MS1819.

(3)
Represents the restricted stock unit (“RSU”) award issued to Mr. Sapirstein on October 8, 2019 under the terms of his employment agreement, which RSU will vest as follows: (i) 100,000 upon the first commercial sale in the U.S. of MS1819, and (ii) 100,000 upon our total market capitalization exceeding $1.0 billion for 20 consecutive trading days.

(4)
As of December 31, 2019, there were 241,667 earned, but unissued shares of restricted Common Stock due to Mr. Spoor. However, Mr. Spoor forfeited the right to receive these shares on April 29, 2020 in connection with his resignation from the Board.

 Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2019 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders (1)	1,677,500	$2.30	1,274,819
Equity compensation plans not approved by security holders	-	-	-
Total	1,677,500	$2.30	1,274,819

(1)
Includes 632,667 shares of Common Stock are reserved under the 2014 Plan as of December 31, 2019, subject to the issuance of restricted stock and RSUs. Subsequent to December 31, 2019, Mr. Spoor forfeited a total of 241,667 reserved shares in connection with his resignation from the Board on April 29, 2020.

Amended and Restated 2014 Omnibus Equity Incentive Plan

The Board and stockholders have adopted and approved the 2014 Plan, which is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2014 Plan is to help us attract, motivate and retain such persons with awards under the 2014 Plan and thereby enhance stockholder value.

Administration. The 2014 Plan is administered by our Compensation Committee. The Compensation Committee may grant stock options, stock appreciation rights (“SARs”), performance stock awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of us or our affiliates. Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2014 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely impair the participant’s rights with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2014 Plan.

Eligibility. Employees, directors and nonemployee consultants of the Company or an affiliate are eligible to participate in the 2014 Plan. Currently, we have nine employees, five non-executive directors and approximately ten nonemployee consultants.

Shares Available for Awards. The aggregate number of shares of Common Stock that may be issued under the 2014 Plan shall not exceed 10% of the issued and outstanding shares of Common Stock on an as converted basis (the “As Converted Shares”), on a rolling basis. The number of authorized shares of Common Stock reserved for issuance under the 2014 Plan shall automatically be increased concurrently with our issuance of fully paid and non-assessable shares of As Converted Shares.  Shares shall be deemed to have been issued under the 2014 Plan solely to the extent actually issued and delivered pursuant to an award. If any award lapses, expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2014 Plan.

Stock Options. The 2014 Plan permits the grant of “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, and “nonqualified stock options” (“NQSOs”) that do not meet the requirements of Section 422 of the Code. Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO. Stock options granted under the 2014 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant and recipients will be permitted to pay the exercise price as set forth by the Compensation Committee in the applicable option agreement. No stock option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime a stock option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of a stock option, SAR or other award to transfer the stock option, right or other award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2014 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Common Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify. The Compensation Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2014 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to: (i) the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by (ii) the number of shares of Common Stock covered by the SAR. Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee.

Performance Stock and Performance Unit Awards. Performance stock and performance unit awards entitle the participant to receive cash or shares of Common Stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance stock and performance units.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of Common Stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award under the 2014 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of Common Stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. A restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock award or restricted stock unit award, which may include performance-based conditions.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to us or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2014 Plan, and the Board may amend, suspend or terminate the 2014 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received under the 2014 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. The 2014 Plan provides that approval by the holders of a majority of our shares of our Common Stock entitled to vote generally in the election of directors is required for an amendment or modification of the 2014 Plan that (i) materially increases the benefits accruing to award holders, (ii) materially increases the number of shares of Common Stock subject to the 2014 Plan or the individual award agreements, (iii) materially modifies the requirements for participation in the 2014 Plan, or (iv) amends, modifies or suspends re-pricing prohibitions, all subject to the terms of the 2014 Plan.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation” that satisfied certain criteria. Under regulations issued by the Internal Revenue Service under Section 162(m), stock options and stock appreciation rights were treated as performance-based compensation if, among other things, an annual limit was placed on issuing such awards to a single individual.

In order to comply with the foregoing exception to the $1 million deduction limit under Section 162(m), the 2014 Plan previously contained an annual limit on issuing awards of stock options and stock appreciation rights to a single individual, which was intended to allow us to deduct such awards granted as performance-based compensation. Pursuant to the Tax Cut and Jobs Act of 2017, however, the exception for performance-based compensation under Section 162(m) of the Code was repealed. As a result, the annual limit in the 2014 Plan was no longer effective to allow us to claim this deduction. Accordingly, effective July 16, 2020, our Board approved an amendment to the 2014 Plan that removed this annual limit. For additional information, see the disclosure included under the heading “Proposal No. 5: Approval of the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan – New Plan Benefits – Stockholder Demand Letter.”

Our Board and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2014 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Related Party Transactions

Johan (Thijs) Spoor

During the year ended December 31, 2015, we employed the services of JIST Consulting (“JIST”), a company controlled by Johan (Thijs) Spoor, our former Chief Executive Officer and President, as a consultant for business strategy, financial modeling, and fundraising. Included in accounts payable at December 31, 2019 and 2018, is $348,400 and $478,400, respectively, for JIST relating to Mr. Spoor’s services. The $348,400 included in the accounts payable at December 31, 2019 has since been waived by Mr. Spoor, pursuant to a settlement and general release, effective July 9, 2020. Mr. Spoor received no other compensation from us other than as specified in his employment agreement. On October 8, 2019, Mr. Spoor resigned as our Chief Executive Officer and President, and on April 29, 2020, Mr. Spoor resigned as a member of the Board.

On June 28, 2019, we accrued an incentive bonus in the amount of $255,000 payable to Mr. Spoor. Subsequent to Mr. Spoor’s resignation, the Compensation Committee reviewed the accrued bonus and determined that such amount was not owed, which determination is being challenged by Mr. Spoor. As a result of management’s determination, we reversed the accrual in the quarter ended December 31, 2019. As part of a settlement and general release effective July 9, 2020, Mr. Spoor waived all claims to the incentive bonus in the amount of $255,000 and also waived all claims to the amount of $348,000 due to JIST Consulting, a company controlled by Mr. Spoor. Also in connection with the settlement and general release, Mr. Spoor received warrants to purchase an aggregate of 150,000 shares of Common Stock and we agreed to pay Mr. Spoor’s legal expenses in the amount of $51,200.

As of December 31, 2019, Mr. Spoor was entitled to an aggregate of 241,667 shares of restricted Common Stock with an aggregate grant date fair value of $855,668 that have vested but not been issued.  Mr. Spoor forfeited the right to receive these shares on April 29, 2020 in connection with his resignation from the Board.

Mr. Spoor received no additional or severance compensation and all unvested stock options and shares of restricted Common Stock granted to Mr. Spoor were cancelled as a result of Mr. Spoor’s resignation.

Maged Shenouda

From October 1, 2016 until his appointment as our Chief Financial Officer on September 25, 2017, we employed the services of Maged Shenouda as a financial consultant. Included in accounts payable at December 31, 2019 and 2018 is $10,000 and $50,000, respectively, for Mr. Shenouda’s services. On November 1, 2019, Mr. Shenouda submitted his resignation as our Chief Financial Officer, effective November 30, 2019.

On June 28, 2019, we accrued an incentive bonus in the amount of $100,000 payable to Mr. Shenouda. Subsequent to Mr. Shenouda’s resignation, the Compensation Committee reviewed the accrued bonus and determined that such amount was not owed, and we reversed the accrual in the quarter ended December 31, 2019. As part of a settlement and general release entered into on July 2, 2020, Mr. Shenouda waived all claims to the incentive bonus in the amount of $100,000 and we agreed to pay Mr. Shenouda a settlement sum of $15,000, which includes $10,000 due to Mr. Shenouda reflected in our accounts payable as of June 30, 2020.

Mr. Shenouda resigned from his position as our Chief Financial Officer effective November 30, 2019. Mr. Shenouda received no additional or severance compensation and all unvested stock options and shares of restricted Common Stock granted to Mr. Shenouda were cancelled as a result of Mr. Shenouda’s resignation. Mr. Shenouda has a period of twelve months following his resignation to exercise all vested stock options.

Promissory Notes, Private Placement and Exchange

On December 20, 2019, Edward J. Borkowski, Chairman of the Board, purchased a Promissory Note for an original principal amount of $100,000, together with related warrants exercisable for 51,547 shares of Common Stock at an exercise price of $1.07, pursuant to a Note Purchase Agreement by and between us and certain accredited investors. The Promissory Note accrued interest at a rate of 9% per annum and was convertible at the option of the holder into shares of Common Stock at a price of $0.97 per share. On July 16, 2020, in connection with the Private Placement and the Exchange, Mr. Borkowski purchased $250,000 worth of Series B Preferred Stock and related Series B Warrants for cash, and Mr. Borkowski also exchanged the balance of his outstanding Promissory Note of $105,128 (including outstanding principal amount and accrued and unpaid interest thereon) for 13.653087 shares of Series B Preferred Stock convertible into 136,531 shares of Common Stock, Series B Warrants for 68,266 shares of Common Stock and Exchange Warrants for 25,774 shares of Common Stock.

On January 3, 2020, Edmund Burke Ross, Jr., a stockholder that beneficially owns greater than 5% of our outstanding shares, purchased a Promissory Note for an original amount of $750,000, together with related warrants exercisable for 375,000 shares of Common Stock at an exercise price of $1.07, pursuant to a Note Purchase Agreement by and between us and certain accredited investors. The Promissory Note accrued interest at a rate of 9% per annum and was convertible at the option of the holder into shares of Common Stock at a price of $0.97 per share. On July 16, 2020, in connection with the Private Placement and the Exchange, Mr. Ross exchanged the balance of his outstanding Promissory Note of $785,877 (including outstanding principal amount and accrued and unpaid interest thereon) for 102.06191 shares of Series B Preferred Stock convertible into 1,020,620 shares of Common Stock, Series B Warrants for 510,310 shares of Common Stock and Exchange Warrants for 193,299 shares of Common Stock.

On July 16, 2020, in connection with the Private Placement and the Exchange, James Sapirstein, President, Chief Executive Officer and Director purchased $100,000 worth of Series B Preferred Stock and related Series B Warrants for cash. Mr. Sapirstein received 12.987013 shares of Series B Preferred Stock convertible into 129,871 shares of Common Stock and Series B Warrants for 64,936 shares of Common Stock.

Policy and Procedures Governing Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our Common Stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our officers, directors, and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during the year ended December 31, 2019 and that such filings were timely, except for the following:

●  Mr. Borkowski, a director, filed two late Form 4s reporting an aggregate of two transactions;

●  Mr. Casamento, a director, filed a late Form 4 reporting one transaction;

●  Dr. Pennington, the Chief Medical Officer, filed a late Form 4 reporting one transaction;

●  Dr. Riddell, a director, filed a late Form 4 reporting one transaction;

●  Dr. Schramm, a director, filed a late Form 4 reporting one transaction.

Report of the Audit Committee

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee has reviewed and discussed with management and Mazars USA LLP, our independent registered public accounting firm, the audited consolidated financial statements in the AzurRx BioPharma, Inc. Annual Report on Form 10-K for the year ended December 31, 2019. The Audit Committee has also discussed with Mazars USA LLP those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301.

Mazars USA LLP also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

April 29, 2020	RESPECTFULLY SUBMITTED, Edward J. Borkowski, Chair Alastair Riddell Charles J. Casamento

PROPOSAL NO. 2:	APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF OUR COMMON STOCK PURSUANT TO THE PRIVATE PLACEMENT AND THE EXCHANGE FOR PURPOSES OF NASDAQ LISTING RULE 5635(d)

Background and Overview

On July 16, 2020, we consummated the Private Placement whereby we entered into a Convertible Preferred Stock and Warrant Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited and institutional investors (the “Investors”). Pursuant to the Purchase Agreement, we issued an aggregate of 2,912.583005 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at a price of $7,700.00 per share, initially convertible into an aggregate of 29,125,756 shares of Common Stock at $0.77 per share, together with warrants (the “Series B Warrants”) to purchase an aggregate of 14,562,826 shares of Common Stock at an exercise price of $0.85 per share. The amount of the Series B Warrants is equal to 50% of the shares of Common Stock into which the Series B Preferred Stock is initially convertible.

In connection with the Private Placement, an aggregate of 1,975.578828 shares of Series B Preferred Stock initially convertible into 19,755,748 shares of Common Stock and related 9,877,835 Series B Warrants was issued to certain Investors for cash consideration, resulting in aggregate gross proceeds to us of approximately $15.2 million in the Private Placement.

In addition, in connection with the related Exchange the balance of an aggregate of 937.004177 shares of Series B Preferred Stock initially convertible into 9,370,008 shares of Common Stock and related Series B Warrants to purchase 4,684,991 shares of Common Stock was issued to certain Investors (the “Exchange Investors”) in exchange for consideration consisting of approximately $7.2 million aggregate outstanding principal amount, together with accrued and unpaid interest thereon through the date of the Private Placement of $0.3 million, of certain Senior Convertible Promissory Notes (the “Promissory Notes”) issued between December 20, 2019 and January 9, 2020, pursuant to an Exchange Addendum (the “Exchange Addendum”) executed by us and the Exchange Investors. As additional consideration to the Exchange Investors, we also issued certain additional warrants (the “Exchange Warrants”) to purchase an aggregate of 1,772,937 shares of Common Stock at an exercise price of $0.85 per share. The amount of the Exchange Warrants is equal to 25% of the shares of Common Stock into which such Promissory Notes were originally convertible upon the initial issuance thereof. The terms of the Exchange Warrants are otherwise the same as the terms of the Series B Warrants. We anticipate prepaying the outstanding balance of $25,000 aggregate principal amount of Promissory Notes, together with accrued and unpaid interest thereon through such prepayment date, held by non-participating holders in the Exchange, following which no Promissory Notes will remain outstanding. We will use the remaining net proceeds of the Private Placement, less placement agent fees and expenses for corporate and general working capital purposes, including its clinical trials.

The Private Placement was approved by the Board on July 16, 2020. The Board determined that the Private Placement was advisable and in the best interest of our stockholders for a number of reasons, including the need to raise funds to achieve our clinical milestones, corporate and general working capital purposes and the repayment of Promissory Notes held by nonparticipating holders following the Private Placement.

The issuance of shares of Common Stock upon full conversion of the Series B Preferred Stock and the issuance of shares of Common Stock issuable upon full exercise of the Series B Warrants, Exchange Warrants and Placement Agent Warrants (as defined below) are subject to the approval of this proposal. In addition, if this proposal is approved, in the event we effect any issuance by us or any of our subsidiaries of Common Stock or Common Stock equivalents for cash consideration, or a combination of units thereof (a “Subsequent Financing”), each holder of the Series B Preferred Stock will have the right, subject to certain exceptions set forth in the Certificate of Designations, at its option, to exchange (in lieu of cash subscription payments) all or some of the Series B Preferred Stock then held (with a value per share of Series B Preferred Stock equal to the Liquidation Preference (as defined below)) for any securities or units issued in a Subsequent Financing on dollar-for-dollar basis.

Pursuant to the Private Placement and the Purchase Agreement, for purposes of complying with Nasdaq Listing Rule 5635(d), we are required to hold a meeting of stockholders not later than 60 days following the date of the Private Placement to seek approval (the “Stockholder Approval”) for the issuance of shares Common Stock upon (i) full conversion of the Series B Preferred Stock; and (ii) full exercise of the Series B Warrants and the Exchange Warrants. In the event the this proposal is not approved on or prior to the 90th day following the date of the Private Placement, subject to extension upon the prior written approval of the holders of at least a majority of the Series B Preferred Stock then outstanding (the “Stockholder Approval Deadline”), we are required to repurchase all of the then outstanding shares of Series B Preferred Stock at a price equal to 150% of the then applicable Liquidation Preference (as defined below), in cash. Each Investor has agreed to vote in favor of the Stockholder Approval.

The terms of the Private Placement and the Purchase Agreement were previously reported in the Form 8-K filed on July 20, 2020.

Description of Series B Preferred Stock

Under the Certificate of Designations of the Series B Preferred Stock (the “Certificate of Designations”), subject to the Stockholder Approval, each share of Series B Preferred Stock will be convertible, at the holder’s option at any time, into Common Stock at a conversion rate equal to the quotient of (i) the $7,700 stated value (the “Series B Stated Value”) divided by (ii) the initial conversion price of $0.77, subject to specified adjustments for stock splits, cash or stock dividends, reorganizations, reclassifications other similar events as set forth in the Certificate of Designations. In addition, subject to the Stockholder Approval, if at any time after the six month anniversary of the date of the closing of the Private Placement, the closing sale price per share of Common Stock exceeds 250% of the initial conversion price, or $1.925, for 20 consecutive trading days, then all of the outstanding shares of Series B Preferred Stock will automatically convert (the “Automatic Conversion”) into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred Stock to be so converted, plus the amount of any accrued and unpaid dividends thereon, by the Series B Stated Value per share and dividing the result by the then applicable conversion price.

The Series B Preferred Stock contain limitations that prevent the holder thereof from acquiring shares of Common Stock upon conversion (including pursuant to the Automatic Conversion) that would result in the number of shares beneficially owned by such holder and its affiliates exceeding 9.99% of the total number of shares of Common Stock outstanding immediately after giving effect to the conversion, which percentage may be increased or decreased at the holder’s election not to exceed 19.99%.

Each holder of shares of Series B Preferred Stock, in preference and priority to the holders of all our other classes or series of stock, is entitled to receive dividends, commencing from the date of issuance. Such dividends may be paid by us only when, as and if declared by the Board, out of assets legally available therefore, semiannually in arrears on the last day of June and December in each year, commencing December 31, 2020, at the dividend rate of 9.0% per year, which is cumulative and continues to accrue on a daily basis whether or not declared and whether or not we have assets legally available therefore. We may pay such dividends at our option either in cash or in kind in additional shares of Series B Preferred Stock (rounded down to the nearest whole share), provided we must pay in cash the fair value of any such fractional shares in excess of $100.00. In the event that a registration statement pursuant to the Registration Rights Agreement (as defined below) has not been declared effective on or prior to the date that is 30 days after the date of the Stockholder Approval (or 30 days after the date of the Stockholder Approval if the SEC conducts a full review of such registration statement), the dividend rate will be adjusted to equal a fixed rate of one and one half percent 1.5% per calendar month.

Under the Certificate of Designations, each share of Series B Preferred Stock carries a liquidation preference equal to the Series B Stated Value (as adjusted thereunder) plus accrued and unpaid dividends thereon (the “Liquidation Preference”).

After the date of the Stockholder Approval, in the event we effect a Subsequent Financing, the holders of the Series B Preferred Stock have the right, subject to certain exceptions set forth in the Certificate of Designations, at their option, to exchange (in lieu of cash subscription payments) all or some of the Series B Preferred Stock then held (with a value per share of Series B Preferred Stock equal to the Liquidation Preference) for any securities or units issued in a Subsequent Financing on dollar-for-dollar basis.

The holders of the Series B Preferred Stock, voting as a separate class, have customary consent rights with respect to certain of our corporate actions. We may not take the following actions without the prior consent of the holders of at least a majority of the Series B Preferred Stock then outstanding: (a) authorize, create, designate, establish, issue or sell an increased number of shares of Series B Preferred Stock or any other class or series of capital stock ranking senior to or on parity with the Series B Preferred Stock as to dividends or upon liquidation; (b) reclassify any shares of Common Stock or any other class or series of capital stock into shares having any preference or priority as to dividends or upon liquidation superior to or on parity with any such preference or priority of Series B Preferred Stock; (c) amend, alter or repeal our Certificate of Incorporation or Bylaws and the powers, preferences, privileges, relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, which would adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock; (d) issue any indebtedness or debt security, other than trade accounts payable, insurance premium financings and/or letters of credit, performance bonds or other similar credit support incurred in the ordinary course of business, or amend, renew, increase, or otherwise alter in any material respect the terms of any such indebtedness existing as of the date of first issuance of shares of Series B Preferred Stock; (e) redeem, purchase, or otherwise acquire or pay or declare any dividend or other distribution on (or pay into or set aside for a sinking fund for any such purpose) any of our capital stock; (f) declare bankruptcy, dissolve, liquidate, or wind up our affairs; (g) effect, or enter into any agreement to effect, a Change of Control (as defined in the Certificate of Designations); or (h) materially modify or change the nature of our business.

Description of Series B Warrants and Exchange Warrants

The Series B Warrants are exercisable at a price of $0.85 per share, subject to adjustment, for that number of shares of Common Stock (the “Series B Warrant Shares”) equal to 50% of the total number of shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock purchased by each Investor, or 14,562,826 shares in the aggregate. The Series B Warrants expire five years from the date of issuance and, in the event that we have not obtained the Stockholder Approval on or prior to the 90th day following the date of the Private Placement, the Investors must surrender the Series B Warrants to us for cancellation in connection with our repurchase of the Series B Preferred Stock at a 150% premium, as described above. The holders of the Series B Warrants may exercise the Series B Warrants on a cashless basis, solely to the extent no resale registration statement (or applicable exemption from registration) is available at the time of exercise. We are prohibited from effecting an exercise of any Series B Warrants to the extent that such exercise would result in the number of shares of Common Stock beneficially owned by such holder and its affiliates exceeding 9.99% of the total number of shares of Common Stock outstanding immediately after giving effect to the exercise, which percentage may be increased or decreased at the holder’s election not to exceed 19.99%. The Series B Warrants are not exercisable until the Stockholder Approval is obtained and will expire unvested to the extent the Stockholder Approval is not obtained on or before the Stockholder Approval Deadline.

As additional consideration for the Exchange, we have also agreed to issue solely to the Exchange Investors, in addition to the Series B Warrants, Exchange Warrants representing the right to purchase, at an exercise price equal to $0.85 per share, that number of shares of Common Stock (the “Exchange Warrant Shares”), assuming conversion of the entire balance of such Exchange Investor’s Promissory Note, equal to 25% of the shares of Common Stock into which such Promissory Note was originally convertible upon the initial issuance thereof, or 1,772,937 shares in the aggregate. The Exchange Warrants have the same terms as the Series B Warrants including with respect to the exercisability and expiration thereof.

In addition, the Series B Warrants and the Exchange Warrants, are subject to a call provision. If at any time, the closing sale price per share of Common Stock exceeds 350% of the then applicable exercise price for 20 consecutive trading days, or $2.975 based on the initial exercise price on the date of the Private Placement, we, at our sole option, may provide notice to the holders of the Series B Warrants and the Exchange Warrants (the “Call Notice”), to exercise the Series B Warrant Shares and Exchange Warrant Shares (the “Called Warrant Shares”). If the warrants are not exercised by the 10th trading day following the Call Notice, we will remit to the holders $0.01 per Called Warrant Share, and the related portion of the Series B Warrants and Exchange Warrants will be cancelled.

Placement Agent Compensation

Alexander Capital L.P. (“Alexander”) acted as placement agent for the Private Placement pursuant to an engagement letter dated May 1, 2020 (the “Engagement Letter”). We have agreed to pay Alexander 9.0% of the gross cash proceeds received by us from Investors introduced by Alexander and 4.0% of the gross cash proceeds received by us from all other Investors, or approximately $1.3 million. We have also paid Alexander a non-accountable cash fee equal to 1.0% of the gross cash proceeds in the Private Placement and a cash financial advisory fee equal to 3.0% of the outstanding principal balance of the Promissory Notes that were submitted in the Exchange, excluding certain specified holders, or approximately $0.3 million in additional cash fees in the aggregate. Also, pursuant to the terms of the Engagement Letter, we have reimbursed Alexander for up to $100,000 in legal and other out-of-pocket expenses.

In addition, we have issued to Alexander, or its designees, warrants (the “Placement Agent Warrants”) to purchase up to 7.0% of the aggregate number of shares of Common Stock underlying the Series B Preferred Stock sold for cash consideration in the Private Placement, or 1,382,902 shares. The Placement Agent Warrants have substantially the same terms as the Series B Warrants, except that the Placement Agent Warrants have an exercise price equal to $1.06 per share, are not callable, and are not exercisable until the earlier of the Stockholder Approval (as defined below) and the date that is six months following the issuance thereof. The issuance of shares of Common Stock issuable upon full exercise of the Placement Agent Warrants is subject to the approval of this proposal.

We received net cash proceeds from the Private Placement after deducting the placement agent compensation and expenses of approximately $13.5 million.

Registration Rights Agreement

In connection with the Private Placement, we entered into a registration rights agreement, dated as of July 16, 2020 (the “Registration Rights Agreement”), with the Investors, pursuant to which we will undertake to file, by July 26, 2020, a registration statement to register the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock issuable pursuant to the Purchase Agreement and upon exercise of the Series B Warrants and the Exchange Warrants; and to cause such registration statement to be declared effective by the SEC promptly following the Stockholder Approval, but in no event later than thirty (30) days after the date of the Stockholder Approval (or 60 days after the date of the Stockholder Approval if the SEC conducts a full review of the registration statement) and maintain the effectiveness of the registration statement until all such shares of Common Stock registered have been sold or are otherwise able to be sold pursuant to Rule 144. The Registration Rights Agreement also provides for piggy-back registration rights, subject to the terms and conditions of the Registration Rights Agreement.

The terms of the Purchase Agreement, the Series B Warrants, the Exchange Warrants, the Registration Rights Agreement and the Certificate of Designations are complex and only briefly summarized above. For further information, please refer to the descriptions contained in our Current Report on Form 8-K filed with the SEC on July 20, 2020, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(d).

Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. The conversion price of the Series B Preferred Stock will be $0.77 per share and the exercise price of the Series B Warrants and Exchange Warrants will be $0.85 per share. Given that the initial conversion price of the Series B Preferred Stock could potentially be lower than the market price of our Common Stock on the date of issuance of the Series B Preferred Stock, the Series B Warrants and Exchange Warrants, we may issue through the Private Placement more than 20% of our Common Stock outstanding at a price that is less than the greater of book or market value.

We are therefore seeking stockholder approval for the sale and issuance of the shares of Common Stock underlying the Series B Preferred Stock, the Series B Warrants, the Exchange Warrants and the Placement Agent Warrants in connection with the Private Placement to satisfy the requirements of Nasdaq Listing Rule 5635(d).

Effect of this Proposal on Current Stockholders

If this proposal is adopted, the Series B Preferred Stock becomes immediately convertible and the Series B Warrants, the Exchange Warrants and the Placement Agent Warrants also become immediately exercisable. The issuance of Common Stock upon the conversion of the Series B Preferred Stock will result in certain dilution to our stockholders, and would afford our stockholders a smaller percentage interest in our voting power, liquidation value and aggregate book value. The sale or any resale of the Common Stock issued upon conversion of the Series B Preferred Stock could cause the market price of our Common Stock to decline. In addition, the issuance of Common Stock upon the exercise of the Series B Warrants, the Exchange Warrants and the Placement Agent Warrants will result in similar dilution to our stockholders, in particular to the extent of any cashless exercise.

Additionally, in the event we effect a Subsequent Financing, the holders of the Series B Preferred Stock have the right, subject to certain exceptions set forth in the Certificate of Designations, at its option, to exchange (in lieu of cash subscription payments) all or some of the Series B Preferred Stock then held (with a value per share of Series B Preferred Stock equal to the Liquidation Preference) for any securities or units issued in a Subsequent Financing on dollar-for-dollar basis.

If this proposal is not approved by our stockholders by October 14, 2020, we are required to repurchase all of the then outstanding shares of Series B Preferred Stock at a price equal to 150% of the then applicable Liquidation Preference, in cash. In addition, Investors shall surrender the Series B Warrants and Exchange Warrants to us for cancellation. The Placement Agent Warrants would remain outstanding, exercisable after six months from the date of issuance. As a result, our liquidity would be severely impaired and we may need to enter into future financing arrangements to meet our obligations. We have incurred significant operating losses and negative cash flows from operations since inception and we are dependent on obtaining the necessary funding for our operations from outside sources including the sale of securities to continue our operations. If this proposal is not approved by our stockholders, it may harm our ability to raise capital in the future through the sale of our securities. Without adequate funding, we may not be able to meet our obligations. Accordingly, if we do not obtain approval for this proposal, we believe that the benefits of the Private Placement would be materially extinguished, that there may be an impact on our future capital raising efforts and that we may need to enter into future financing arrangements to meet our obligations that could be disadvantageous to the accomplishment of our corporate goals.

Required Vote and Recommendation

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

PROPOSAL NO. 3:	APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO CERTAIN OFFICERS AND DIRECTORS IN THE PRIVATE PLACEMENT AND THE EXCHANGE, FOR PURPOSES OF NASDAQ LISTING RULE 5635(c)

Overview

James Sapirstein, President, Chief Executive Officer and Non-Independent Director, and Edward J. Borkowski, Chairman of the Board, are participating in the Private Placement on the same terms and conditions as the other Investors. The participation of Messrs. Sapirstein and Borkowski in the Private Placement is conditioned on the approval of this proposal.

Mr. Sapirstein purchased $100,000 worth of Series B Preferred Stock and related Series B Warrants for cash, and Mr. Borkowski purchased $250,000 worth of Series B Preferred Stock and related Series B Warrants for cash and exchanged $105,129 of Promissory Notes (including outstanding principal amount and accrued and unpaid interest thereon) for Series B Preferred Stock and related Series B Warrants and Exchange Warrants in the Exchange.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(c).

Under Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, “equity compensation” includes Common Stock (and/or securities convertible into or exercisable for Common Stock) issued to our officers, directors, employees or consultants at a discount to the market value of the Common Stock, and “market value” is the closing bid price immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

The closing price of our Common Stock immediately preceding the closing of the Private Placement was $0.85 per share. The conversion price per share of the Series B Preferred Stock upon issuance was $0.77. The exercise price of the Series B Warrants and Exchange Warrants is $0.85 and the Series B Warrants and Exchange Warrants will be immediately exercisable upon shareholder approval.

The issuance of Common Stock upon conversion of the Series B Preferred Stock and the exercise of the Series B Warrants may be considered “equity compensation” under Nasdaq Listing Rule 5635(c) because James Sapirstein serves as President, Chief Executive Officer and director and Edward J. Borkowski serves as Chairman of the Board. Accordingly, we are seeking stockholder approval of the issuance of Common Stock upon conversion of the Series B Preferred Stock and the exercise of the Series B Warrants in order to ensure compliance with Nasdaq Listing Rule 5635(c).

Required Vote and Recommendation

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL THREE.

PROPOSAL NO. 4:	APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF OUR COMMON STOCK PURSUANT TO A PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND, LLC, FOR PURPOSES OF NASDAQ LISTING RULE 5635(d)

Overview

On November 13, 2019, we entered into a purchase agreement (the “Lincoln Park Purchase Agreement”) and a registration rights agreement (the “Lincoln Park Registration Rights Agreement”), with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park committed to purchase up to $15,000,000 of our Common Stock.

Under the terms and subject to the conditions of the Lincoln Park Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase, up to $15,000,000 of shares of Common Stock. Such sales of Common Stock by us, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over the 30-month period commencing on January 14, 2020, which is the date that a registration statement covering the resale of shares of Common Stock issued or issuable under the Lincoln Park Purchase Agreement was declared effective by the SEC, and that certain other conditions set forth in the Lincoln Park Purchase Agreement were satisfied, all of which were outside the control of Lincoln Park.

From January 14, 2020, under the Lincoln Park Purchase Agreement, on any business day over the term of the Lincoln Park Purchase Agreement, we have the right, in our sole discretion, to present Lincoln Park with a purchase notice directing Lincoln Park to purchase up to 150,000 shares per business day (the “Regular Purchase”), (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Lincoln Park Purchase Agreement). In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $1,000,000. The Lincoln Park Purchase Agreement provides for a purchase price per share equal to the lesser of: the lowest sale price of our Common Stock on the purchase date; and the average of the three lowest closing sale prices for our Common Stock during the ten consecutive business days ending on the business day immediately preceding the purchase date of such shares.

In addition, on any date on which we submit a Regular Purchase notice to Lincoln Park, we also have the right, in our sole discretion, to present Lincoln Park with certain additional purchase notices, directing Lincoln Park to purchase up to an aggregate additional amount of six times the number of shares purchased under the Regular Purchase notice, subject to reduction based on certain trading volume and minimum trading price requirements relating to our Common Stock, in each case as specified in the Lincoln Park Purchase Agreement.

Lincoln Park has no right to require us to sell any shares of our Common Stock to Lincoln Park, but Lincoln Park is obligated to make purchases as we direct, subject to certain conditions. There are no upper limits on the price per share that Lincoln Park must pay for shares of Common Stock.

We have agreed with Lincoln Park that we will not enter into any “variable rate” transactions with any third party until August 1, 2022, pursuant to the terms of the Lincoln Park Purchase Agreement. We issued to Lincoln Park 487,168 shares of Common Stock as commitment shares in consideration for entering into the Lincoln Park Purchase Agreement.

The net proceeds under the Lincoln Park Purchase Agreement to us will depend on the frequency and prices at which we sell shares of our stock to Lincoln Park. We expect that any proceeds received by us from such sales to Lincoln Park will be used for general corporate purposes, including advancing our drug development pipeline.

The terms of the Lincoln Park Purchase Agreement and the Lincoln Park Registration Rights Agreement are complex and only briefly summarized above. For further information, please refer to our Current Report on Form 8-K filed on November 14, 2019 and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Why We Need Stockholder Approval

Nasdaq Listing Rule 5635(d) requires shareholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding at less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)).

Pursuant to the terms of the Lincoln Park Purchase Agreement, the aggregate number of shares that we are permitted to sell to Lincoln Park may in no case exceed 19.99% of the Common Stock outstanding immediately prior to the execution of the Lincoln Park Purchase Agreement (the “Exchange Cap”), or 5,231,022 shares, unless (i) stockholder approval is obtained to issue more, in which case the Exchange Cap will not apply, or (ii) the average price of all applicable sales of our Common Stock to Lincoln Park under the Lincoln Park Purchase Agreement equals or exceeds $0.70 per share (calculated by reference to the Minimum Price under Listing Rule 5635(d)); provided that at no time shall Lincoln Park, together with its affiliates, beneficially own more than 9.99% of our common stock.

The Lincoln Park Purchase Agreement provides that the Exchange Cap shall be reduced, on a share-for-share basis, by the number of shares of Common Stock that may be aggregated with the shares of Common Stock issued or issuable under the Lincoln Park Purchase Agreement, under the applicable rules of Nasdaq. As a result, after giving effect to (x) aggregate issuances to date under the Lincoln Park Purchase Agreement of 1,982,367 shares, including 487,168 in commitment shares, for aggregate gross proceeds to date of approximately $1.0 million, and (y) additional aggregable below Minimum Price issuances since November 13, 2020 of 1,130,266 shares, the current Exchange Cap has been reduced to 2,118,389 shares of Common Stock, worth approximately $2.4 million, assuming the closing stock price per share of our Common Stock of $1.15 as of July 23, 2020.

In order to retain maximum flexibility to issue and sell up to the maximum of $15,000,000 of our Common Stock under the Lincoln Park Purchase Agreement, we are therefore seeking stockholder approval for the sale and issuance of Common Stock in connection with the Lincoln Park Purchase Agreement to satisfy the requirements of Nasdaq Listing Rule 5635(d).

Required Vote and Recommendation

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

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PROPOSAL NO. 5:	APPROVAL OF THE AZURRX BIOPHARMA, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN

Overview

Stockholders are requested in this proposal to approve the AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan, as amended and restated (the “2020 Plan”). The 2020 Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors and consultants. The purpose of the 2020 Plan is to help us attract, motivate and retain such persons with awards under the 2020 Plan and thereby enhance stockholder value.

The Board approved the 2020 Plan, as amended and restated, on August 11, 2020. The 2020 Plan is being submitted for approval by our stockholders in order to permit us to use the 2020 Plan to achieve our performance, recruiting, retention and incentive goals. We strongly believe that the approval of the 2020 Plan is essential to our continued success. The Board and management believe that equity awards motivate high levels of performance, align the interests of our employees, directors and consultants and shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake, and provide an effective means of recognizing their contributions to our success.

If approved, the proposed 2020 Plan would initially reserve for issuance 10,000,000 shares of Common Stock. The number of shares of Common Stock reserved for issuance under the 2020 Plan is subject to automatic increase, but not decrease, each January 1 (commencing January 1, 2021) so that the number of shares of Common Stock reserved for issuance will be equal to ten percent (10%) of the issued and outstanding shares of the Company’s Common Stock as of December 31 of the preceding calendar year on an as converted basis (the “As Converted Shares”). The Board, however, has discretion not to have the increase take effect for a year or to have the increase take effect as to a lesser number of shares. As Converted Shares include all shares of outstanding Common Stock and all shares of Common Stock issuable upon the conversion of outstanding preferred stock, warrants and other convertible securities, but will not include any shares of Common Stock issuable upon the exercise of options and other convertible securities issued pursuant to the Plan or the 2014 Plan.

If our stockholders approve the 2020 Plan, no further grants will be made under the 2014 Plan. If our stockholders do not approve the 2020 Plan, we will continue to operate the 2014 Plan under its current provisions until all shares available thereunder have been issued or the 2014 Plan expires. As of August 7, 2020, under the 2014 Plan, an aggregate of 4,699,506 shares of Common Stock were issuable upon the exercise and conversion of existing awards, which will remain outstanding even if the 2020 Plan is approved, and an aggregate of 3,625,039 shares of Common Stock were available for future awards, in the event the 2020 Plan is not approved.

Immediately below is a summary of the 2020 Plan and a discussion of the federal income tax consequences of the issuance and exercise of certain awards under the 2020 Plan to recipients and to us. This summary of the 2020 Plan is qualified entirely by reference to the complete text of the 2020 Plan, a copy of which is attached to this proxy statement as Appendix A.

Summary of the 2020 Omnibus Equity Incentive Plan

Administration. The 2020 Plan is administered by the Compensation Committee of the Board (the “Compensation Committee”), which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee may grant stock options, stock appreciation rights (“SARs”), performance stock awards, performance unit awards, dividend equivalent right awards, restricted stock awards, restricted stock unit awards, unrestricted stock awards, incentive bonus awards and other cash-based awards and other stock-based awards to our non-employee directors, officers, employees and nonemployee consultants or our affiliates. Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2020 Plan, to determine the directors, employees and individual consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. Except as prohibited by applicable law or stock exchange rules, the Compensation Committee may delegate administrative functions under the 2020 Plan and may authorize a Reporting Person (as defined in the Exchange Act) to make certain awards under the 2020 Plan. Subject to the terms of the Plan, the Compensation Committee shall have the authority to amend the terms of an award in any manner that is not inconsistent with the Plan (including to extend the post-termination exercisability period of options and SARs), provided that no such action (except an action relating to a change of control) shall materially and adversely impair the rights of an award recipient with respect to such an outstanding award without the consent of the award recipient. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2020 Plan.

Eligibility. Employees, directors and individual consultants of the Company or an affiliate as well as prospective employees, directors and individual consultants of the Company or an affiliate are eligible to participate in the 2020 Plan. The 2020 Plan allows for grants to employees, directors and individual consultants of the Company or an affiliate who are non-US persons. Currently, we have nine employees (including one executive director), five non-executive directors and approximately ten non-employee consultants.

Shares Subject to the 2020 Plan. The number of shares of Common Stock initially reserved for issuance under the 2020 Plan is 10,000,000 shares. As described above, the number of shares of Common Stock reserved for issuance under the 2020 Plan is subject to automatic increase each January 1 (commencing January 1, 2021) so that the number of shares of Common Stock reserved for issuance will be equal to ten percent (10%) of the Company’s issued and outstanding As Converted Shares as of December 31 of the preceding calendar year. The Board, however, has discretion not to have the increase take effect for a year or to have the increase take effect as to a lesser number of shares. As Converted Shares include all outstanding shares of Common Stock and all shares of Common Stock issuable upon the conversion of outstanding preferred stock, warrants and other convertible securities, but will not include any shares of Common Stock issuable upon the exercise of options and other convertible securities issued pursuant to the 2020 Plan or the 2014 Plan.

Although the initial number of shares of Common Stock reserved for issuance under the 2020 Plan is 10,000,000 shares, in order to reflect possible automatic increases in the number of shares reserved under the Plan as described above, the 2020 Plan will allow for up to 15,000,000 shares of Common Stock to be issued as “incentive stock options” (“ISOs”). In no event, however, may the number of shares subject to ISO grants be greater than the 2020 Plan’s share reserve (as adjusted for increases as described above) in effect at the time of such grants.

If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2020 Plan. The maximum number of shares of Common Stock that may be subject to awards to outside directors, in the aggregate, during any calendar year is 250,000.

The number of shares authorized for issuance under the 2020 Plan and each of the preceding share limitations are subject to customary adjustments for stock splits, stock dividends, recapitalization, reorganization, merger, combination, exchange or similar transactions.

Stock Options. The 2020 Plan provides for either ISOs, which are intended to meet the requirements for special federal income tax treatment under the United States of America Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified stock options” (“NQSOs”) that do not meet the requirements of Section 422 of the Code. Stock options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock or our parent or subsidiary). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO. Stock options granted under the 2020 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant and recipients will be permitted to pay the exercise price as set forth by the Compensation Committee in the applicable option agreement. No stock option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime a stock option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of a stock option, SAR or other award to transfer the stock option, right or other award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2020 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Common Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the Compensation Committee may specify. The Compensation Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2020 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to: (i) the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by (ii) the number of shares of Common Stock covered by the SAR. Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee.

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of Common Stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Dividend Equivalent Right Awards. A dividend equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of Common Stock during the period the participant held the dividend equivalent right. A dividend equivalent right may be awarded as a component of another award under the 2020 Plan, where, if so awarded, such dividend equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of Common Stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Restricted stock units entitle the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock award or restricted stock unit award, which may include performance-based conditions.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to us or an affiliate or for other valid consideration.

Other Cash-Based Awards and Other Stock-Based Awards. The Compensation Committee may award other types of cash-based or equity-based awards under the 2020 Plan, including the grant or offer for sale of shares of unrestricted shares and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Incentive Bonus Awards. Incentive bonus awards may be awarded to the participant based upon the attainment of specified levels of our performance as measured by pre-established, objective performance criteria determined at the discretion of the Compensation Committee.

Change-of-Control Provisions. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a change of control (as defined in the 2020 Plan) on an award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change of control: (a) cause any or all outstanding stock options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any stock option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock, restricted stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change of control; (f) cancel any stock option or SAR in exchange for cash and/or other substitute consideration based on the value of our Common Stock on the date of the change in control, and cancel any stock option or SAR without any payment if its exercise price exceeds the value of our Common Stock on the date of the change of control; or (g) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2020 Plan, and amend, suspend or terminate the 2020 Plan, provided, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, we shall obtain stockholder approval of any 2020 Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the 2020 Plan that (i) increases the aggregate number of shares available for issuance under the 2020 Plan (other than the automatic increases described above (see Shares Subject to the 2020 Plan)), or (ii) changes the persons or class of persons eligible to receive awards.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of certain grants under the 2020 Plan based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. It does not describe all federal tax consequences under the 2020 Plan, nor does it describe state or local tax consequences. Optionees and recipients of other rights and awards granted under the 2020 Plan are advised to consult their personal tax advisors.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights. Generally, a participant granted a stock appreciation right under the 2020 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares or other consideration received will be ordinary income to the participant and we will be allowed a corresponding federal income tax deduction at that time.

Treatment of Stock Awards. Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or us upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and we generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and we generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the Award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and we will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Tax Withholding. We have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2020 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2019 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders (1)	1,677,500	$2.30	1,274,819
Equity compensation plans not approved by security holders	-	-	-
Total	1,677,500	$2.30	1,274,819

(1)
Includes 632,667 shares of Common Stock are reserved under the 2014 Plan as of December 31, 2019, subject to the issuance of restricted stock and RSUs. Subsequent to December 31, 2019, Mr. Spoor forfeited a total of 241,667 reserved shares in connection with his resignation from the Board on April 29, 2020.

New Plan Benefits

General

Incentive awards under the 2020 Plan are subject to the discretion of the Compensation Committee. Therefore, it is generally not possible to determine the incentive awards that will be granted or awarded under the 2020 Plan in the future to any person. However, we expect to issue options to each of our non-executive directors in accordance with our non-executive director compensation policy, which is described in more detail in the section titled "Non-Executive Director Compensation"; except that, for 2020, the Compensation Committee determined to decrease the cash component to zero and to increase the equity component to include stock option awards covering 80,000 shares of Common Stock, vesting quarterly, which awards were granted to each director on April 6, 2020. Furthermore, information about awards granted in 2019 and 2018 to our Named Executive Officers can be found in the table under the heading "Summary Compensation" in the section titled "Executive Compensation."

Stockholder Demand Letter

As previously disclosed in our Form 8-K filed with the SEC on July 20, 2020 (the “Prior Form 8-K”), on July 16, 2020, the Board approved an amendment to the 2014 Plan (the “2014 Plan Amendment”). The 2014 Plan Amendment eliminated an individual award limit (the “Individual Award Limit”), which we believe was intended to comply with an exception permitting the deductibility of “performance-based compensation” under Section 162(m) of the Code.

The Individual Award Limit previously restricted the amount of stock options and stock appreciation rights that could be awarded under the 2014 Plan to any one person during any calendar year to 300,000 shares of Common Stock. We believe that the purpose of the Individual Award Limit was to permit stock options and stock appreciation rights awarded under the 2014 Plan to be treated as “performance-based compensation” pursuant to Section 162(m) of the Code. Pursuant to the Tax Cut and Jobs Act of 2017, however, the exception for “performance-based compensation” under Section 162(m) of the Code was repealed. Accordingly, the 2014 Plan Amendment was intended to remove the Individual Award Limit, because the purpose of the Individual Award Limit was determined no longer to be applicable.

Following the 2014 Plan Amendment, as previously disclosed in the Prior Form 8-K, effective July 16, 2020, the Board also approved the award of certain stock options under the 2014 Plan. Of such stock option awards, certain awards issued to Messrs. Sapirstein and Schneiderman would have been in excess of the Individual Award Limit, had such limit continued to apply, as follows (collectively, the “Excess Awards”):

●
awards to Mr. Sapirstein covering 900,000 shares of Common Stock, comprised of awards covering 300,000 shares subject to time-based vesting, beginning 19 months after the date of grant in equal monthly installments through July 16, 2023, and awards covering 600,000 shares subject to milestone-based vesting based upon the achievement of certain strategic milestones specified by the Compensation Committee; and

●
awards to Mr. Schneiderman covering an aggregate of 285,006 shares of Common Stock, comprised of awards covering 250,000 shares subject to time based vesting in equal monthly installments over a term of three years commencing on the one month anniversary of the grant date and a replacement award covering 35,006 shares subject to time-based vesting in equal monthly installments on each monthly anniversary of January 2, 2020 (the original award date) through January 2, 2023.

The Excess Awards each have an exercise price of $0.85 per share, which was the closing sale price of our Common Stock on the date of grant. In addition to the Excess Awards, stock option awards under the 2014 Plan not in excess of the Individual Award Limit were also made during 2020, including to Messrs. Sapirstein and Schneiderman, as disclosed in the Prior Form 8-K.

Following public announcement of the 2014 Plan Amendment and the issuance of option awards including the Excess Awards, on or about July 27, 2020, the Board received a letter from counsel for a purported stockholder. Among other things, the letter asserted that the Board did not have authority, without the approval of our stockholders, to amend the 2014 Plan to remove the Individual Award Limit. The letter demanded, among other things, that the Board deem the 2014 Plan Amendment to be invalid, or seek stockholder approval thereof, and that the Board rescind the Excess Awards unless and until such stockholder approval is obtained.

In response to the demand letter, the Board has subsequently formed a special committee to consider the facts and circumstances surrounding such letter and to recommend to the Board whether or not the actions demanded are in the best interests of AzurRx BioPharma, Inc. and our stockholders. In addition, upon the request and approval of the Board, Messrs. Sapirstein and Schneiderman have each agreed not to exercise the Excess Awards, regardless of vesting, until the special committee completes its consideration of the demand letter and a determination is made by the Board as to the extent to which the Excess Awards may be exercised.

While the Board has not yet made a determination regarding the demand, it is possible that the Board may determine to rescind the Excess Awards. In that circumstance, the Board may also determine to reissue such awards, or other awards with reasonably equivalent terms, value or effect, pursuant to the 2020 Plan. In any event, the Board in all circumstances reserves full authority to issue incentive awards generally to any and all eligible participants under the 2020 Plan, including to Messrs. Sapirstein and Schneiderman, in each case as it may deem appropriate and consistent with its fiduciary obligations under Delaware law, the requirements of applicable securities laws, including the applicable rules and regulations of the SEC and Nasdaq, and our policies and practices described elsewhere in this proxy statement.

Vote Required and Recommendation

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FIVE.

PROPOSAL NO. 6:	RATIFICATION OF THE APPOINTMENT OF MAZARS TO SERVE TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

General

Upon recommendation of the Audit Committee, the Board appointed Mazars USA LLP (“Mazars”), as our independent registered public accounting firm for the year ending December 31, 2020, and hereby recommends that the stockholders ratify such appointment. The Board may terminate the appointment of Mazars as our independent registered public accounting firm without the approval of our stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Mazars will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to any appropriate questions from stockholders.

Audit Fees

The following table represents fees for professional services billed by Mazars for the fiscal years ended December 31, 2019 and 2018 in relation to services rendered in connection with the audit of our consolidated financial statements and for tax services rendered with respect to tax-related compliance, advice and planning.

	For the years ended December 31,
	2019	2018
Audit fees(1)	$124,640	$129,031
Audit-related fees(2)	71,500	28,101
Tax fees(3)	31,087	23,772
All other fees(4)	-	-
Total	$227,227	$180,904

(1)	Professional services rendered by the Mazars for the audit of our annual financial statements and review of financial statements included in our Form 10-Q’s.
(2)
The aggregate fees billed for assurance and related services by Mazars USA LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Note 1 above, principally related to registration statement filings.

(3)	The aggregate fees billed for professional services rendered by Mazars for tax compliance, tax advice, and tax planning.
(4)	The aggregate fees billed for products and services provided by Mazars USA LLP other than the services reported in Notes 1 through 3 above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of our independent accountants, who prepare or issue an audit report for us.

Required Vote and Recommendation

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL SIX.

PROPOSAL NO. 7:	APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE MEETING TO APPROVE ANY ONE OR MORE OF THE FOREGOING PROPOSALS.

Adjournment of the Annual Meeting

In the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting and voting affirmatively or negative on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL SEVEN.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding shares of our Common Stock beneficially owned as of April 27, 2020 by:

●
each of our officers and directors;

●
all officers and directors as a group; and

●
each person known by us to beneficially own five percent or more of the outstanding shares of our Common Stock. Percentage of ownership is calculated based on 28,502,850 shares of Common Stock outstanding as of August 7, 2020.

Beneficial Ownership of Common Stock

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percent Ownership of Class (3)
Current Named Executive Officers and Directors
James Sapirstein, President and Chief Executive Officer (4)	50,000	*
Daniel Schneiderman, Chief Financial Officer (5)	56,834	*
James E. Pennington, Chief Medical Officer (6)	75,000	*
Edward J. Borkowski, Director Nominee (7)	603,474	2.1%
Charles J. Casamento, Director Nominee (8)	186,998	*
Alastair Riddell, Director Nominee (9)	232,049	*
Vern L. Schramm, Director Nominee (10)	160,498	*
Gregory Oakes, Director Nominee (11)	20,000
Former Named Executive Officers
Johan M. (Thijs) Spoor, Former Chief Executive Officer, President and Director (12)	448,468	1.6%
Maged Shenouda, Former Chief Financial Officer (13)	230,000	*
Daniel Dupret, Former Chief Scientific Officer (14)	15,000	*
All Directors, Executive Officers and Former Named Executive Officers as a group (11 persons)	2,078,321	7.3%

5% Stockholders
Edmund Burke Ross, Jr. (15)	2,857,151	9.9%

 * Less than 1%.

(1)	Unless otherwise indicated, the address of such individual is c/o AzurRx BioPharma, Inc., 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, NY 11226.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days of the Record Date.

(3)
Percentages are rounded to nearest tenth of a percent. Percentages are based on 28,502,850 shares of Common Stock outstanding. Warrants, options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(4)
Includes 50,000 shares of Common Stock issuable upon exercise of vested options. Excludes (i) 1,450,000 shares of Common Stock issuable upon exercise of unvested options; and (ii) 129,870 shares of Common Stock issuable upon conversion of 12.987012 shares of Series B Preferred Stock, and 64,935 shares of Common Stock issuable upon exercise of Series B Warrants subject, in each case, to the receipt of the Stockholder Approval pursuant to Proposal No. 2 and Proposal No. 3 herein.

(5)	Includes 1,000 shares of Common Stock and 55,834 shares of Common Stock issuable upon exercise of vested options. Excludes 529,172 shares of Common Stock issuable upon exercise of unvested options.
(6)	Includes 75,000 shares of Common Stock issuable upon exercise of vested options. Excludes 410,000 shares of Common Stock issuable upon exercise of unvested options.

(7)
Includes (i) 409,773 shares of Common Stock; (ii) 80,021 shares of Common Stock issuable upon the exercise of warrants; (iii) 100,000 shares of Common Stock issuable upon exercise of vested options; and (iv) 13,680 shares of Common Stock held by Mr. Borkowski’s spouse. Excludes (i) 40,000 shares of Common Stock issuable upon exercise of unvested options; and (ii) 461,205 shares of Common Stock issuable upon conversion of 46.120619 shares of Series B Preferred Stock, 230,602 shares of Common Stock issuable upon exercise of Series B Warrants and 25,774 shares of Common Stock issuable upon exercise of Exchange Warrants subject, in each case, to the receipt of the Stockholder Approval pursuant to Proposal No. 2 and Proposal No. 3 herein.

(8)
Includes (i) 107,998 shares of Common Stock; (ii) 70,000 shares of Common Stock issuable upon exercise of vested options; and (iii) 9,000 shares of Common Stock held by La Jolla Lenox Trust, a family trust of which the trustee is someone other than Mr. Casamento. Mr. Casamento and members of his immediate family are the sole beneficiaries of such trust. Excludes 40,000 shares of Common Stock issuable upon exercise of unvested options.

(9)
Includes (i) 132,049 shares of Common Stock; and (ii) 100,000 shares of Common Stock issuable upon exercise of vested options. Excludes (i) 30,000 unvested restricted shares of Common Stock; and (ii) 40,000 shares of Common Stock issuable upon exercise of unvested options.

(10)
Includes (i) 90,498 shares of Common Stock; and (ii) 70,000 shares of Common Stock issuable upon exercise of vested options. Excludes 40,000 shares of Common Stock issuable upon exercise of unvested options.

(11)	Includes 20,000 shares of Common Stock issuable upon exercise of vested options. Excludes 40,000 shares of Common Stock issuable upon exercise of unvested options.
(12)
Includes (i) 138,617 shares of Common Stock; (ii) 20,000 shares of Common Stock issuable upon exercise of vested options; (iii) 100,000 shares of common stock that may be purchased pursuant to options written by third parties at an exercise price of $1.00 per share; (iv) 150,000 shares of Common Stock issuable upon exercise of warrants; and (v) 39,851 shares of Common Stock held in a trust for the benefit of Mr. Spoor’s spouse and minor children. Mr. Spoor disclaims beneficial ownership with respect to such shares of Common Stock held in trust.

(13)	Includes 230,000 shares of Common Stock issuable upon the exercise of vested options, which expire on November 30, 2020, which is twelve months following the date of Mr. Shenouda’s termination.
(14)	Includes 15,000 shares of earned but unissued restricted Common Stock.
(15)
Based upon information contained in a Schedule 13D filed by Edmund Burke Ross, Jr. on February 26, 2019 and records maintained by the Company. Includes a total of (i) 1,750,813 shares of Common Stock; and 1,106,338 shares of Common Stock issuable upon exercise of warrants. Of these holdings, (i) 1,676,009 shares are held by ADEC Private Equity Investment, LLC, which include 1,031,268 shares of Common Stock and 644,741 shares of Common Stock issuable upon exercise of warrants; (ii) 1,181,142 shares are held by EBR Ventures, LLC, which include 719,545 shares of Common Stock and 461,597 shares of Common Stock issuable upon exercise of warrants. Excludes 1,020,619 shares of Common Stock issuable upon conversion of 102.06191 shares of Series B Preferred Stock, 510,309 shares of Common Stock issuable upon exercise of Series B Warrants and 193,299 shares of Common Stock issuable upon exercise of Exchange Warrants held by EBR Ventures, LLC, subject, in each case, to the receipt of the Stockholder Approval pursuant to Proposal No. 2 herein. Mr. Ross, Jr. is the Manager of EBR Ventures, LLC and ADEC Private Equity Investment, LLC and has voting and dispositive power over the shares of Common Stock held by such entities. The address of Mr. Ross, Jr. and such entities is c/o JDJ Family Office Services, P.O. Box 962049, Boston, MA 02196.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals for the 2021 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by our Chief Financial Officer by writing to AzurRx BioPharma, Inc., Attention: Chief Financial Officer – 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, NY 11226, no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Submitted proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials at no charge, please notify your broker or direct a written request to AzurRx BioPharma, Inc., Attention: Chief Financial Officer – 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 304, Brooklyn, NY 11226, or contact us at (646) 699-7855. We undertake to deliver promptly, upon any such verbal or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact us at the above address or phone number.

Other Matters

At the date of this proxy statement, we know of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

Solicitation of Proxies

The solicitation of proxies pursuant to this proxy statement is being made by us. Proxies may be solicited, among other methods, by mail, facsimile, telephone, telegraph, Internet and in person.

The expenses of preparing, printing and distributing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by us.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and we will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

We have also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of us from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a base fee of $7,500, plus approved and reasonable out of pocket expenses and additional processing fees for any call campaigns, for its services to us for the solicitation of the proxies. We have also agreed to indemnify Alliance Advisors LLC against certain claims.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS, /s/ James Sapirstein
Brooklyn, New York	JAMES SAPIRSTEIN
August 11, 2020	President, Chief Executive Officer and Director

 If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
(833) 550-0994

  Appendix A

AZURRX BIOPHARMA, INC.
2020 OMNIBUS EQUITY
INCENTIVE PLAN
(AS AMENDED AND RESTATED THROUGH AUGUST 11, 2020)

ARTICLE I

PURPOSE

The purpose of this AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan as amended and restated (the “Plan”) is to benefit AzurRx BioPharma, Inc., a Delaware corporation (the “Company”) and its shareholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, officers, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s shareholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Dividend Equivalent Rights, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards or any combination of the foregoing.

ARTICLE II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1           “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2          “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Dividend Equivalent Right, Incentive Bonus Award, Other Cash-Based Award and Other Stock-Based Award or Unrestricted Stock Award.

2.3           “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4           “Board” shall mean the Board of Directors of the Company.

2.5           “Base Value” shall have the meaning given to such term in Section 14.2.

2.6           “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, (G) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or an Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or an Affiliates’ operations or financial performance or the relationship the Company has with its customer, (H) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights, or (I) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

2.7           “Change of Control” shall mean: the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)           Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)           The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c)           The closing of an agreement for the sale or disposition of all or substantially all (50% or more) of the Company’s assets to any entity that is not an Affiliate;

(d)           The approval by the holders of Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were shareholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)           Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, no event or condition shall constitute a Change of Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change of Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax.

2.8           “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9           “Committee” shall mean a committee comprised of not less than two (2) members of the Board who are selected by the Board as provided in Section 4.1.

2.10           “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.11           “Consultant” shall mean any non-Employee (individual) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.12           “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13           “Dividend Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Dividend Equivalent Right.

2.14           “Dividend Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Dividend Equivalent Right Award.

2.15           “Effective Date” shall mean August 11, 2020.

2.16           “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.18           “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Shares may be listed, as reported in The Wall Street Journal or The Financial Times. If the Shares are not listed on the Nasdaq Stock Market or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.19            “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.20           “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.21           “Incentive Bonus Award” means an Award granted under Article XVI of the Plan.

2.22           “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.23           “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.24           “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.25           “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.26           “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.27           “Other Cash-Based Award” means a contractual right granted under Article XV hereof entitling such Holder to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Other Cash-Based Award Agreement.

2.28           “Other Cash-Based Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Other Cash-Based Award.

2.29           “Other Stock-Based Award” means a contractual right granted under Article XV representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Other Stock-Based Award Agreement.

2.30           “Other Stock-Based Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Other Stock-Based Award.

2.31            “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan.

2.32           “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.33           “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.34           “Performance Unit Award” shall mean an Award granted under Article XI of the Plan.

2.35           “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.36           “Plan” shall mean this AzurRx BioPharma, Inc. 2020 Omnibus Equity Incentive Plan initially adopted on July 23, 2020, as amended and restated through the Effective Date, and as may be further amended from time to time, together with each of the Award Agreements utilized hereunder.

2.37           “Reporting Person” shall mean an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.38           “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.39           “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.40           “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.41           “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.42           “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.43           “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.44           “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.45           “Shares” or “Stock” shall mean the shares of the Company’s common stock, par value $0.0001 per share.

2.46           “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

2.47           “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.48           “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.49           “Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.50           “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.51           “Total and Permanent Disability” shall mean an individual being considered “disabled” within the meaning of Code Section 409A and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.52           “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.53           “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.54           “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date.

ARTICLE IV

ADMINISTRATION

4.1           Composition of Committee. The Plan shall be administered by the Board until such time that the Committee is appointed by the Board, and shall at all times thereafter be administered by the Committee. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act, the Committee shall consist solely of three (3) or more Directors who are each (i) “non- employee directors” within the meaning of Rule 16b-3 (“Non-Employee Directors”) and (ii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award. If and to the extent permitted by law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Employees, Directors or Consultants who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company.

4.2           Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of Shares which may be issued under an Award, performance goals applicable to any Award and certification of the achievement of such goals, and the waiver of any restrictions or performance goals, subject to compliance with applicable laws, all as may be applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3           Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4           Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V

SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1           Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XVIII, the number of Shares that may be issued under all Awards granted under the Plan shall be 10,000,000 (the “Share Reserve”); provided that, subject to Article XVIII, the Share Reserve (as adjusted as set forth herein) shall automatically be increased, but not decreased, on January 1 of each calendar year (beginning January 1, 2021) so as to be equal to ten percent (10%) of the issued and outstanding shares of the Company’s common stock on December 31 of the preceding calendar year on an as converted basis (the “As Converted Shares”). Notwithstanding the foregoing, the Board may in its discretion, determine that no increase in the Share Reserve shall be made for any year or determine that a lesser number of Shares shall be added to the Share Reserve than would otherwise have been added pursuant to the preceding sentence. For calculation purposes, the As Converted Shares shall include all shares of the Company’s outstanding common stock and all shares of the Company’s common stock issuable upon the conversion of outstanding preferred stock, warrants and other convertible securities, but shall not include any shares of common stock issuable upon the exercise of options and other convertible securities issued pursuant to the Plan or the Company’s Amended and Restated 2014 Omnibus Equity Incentive Plan. Subject to Article XVIII, the maximum number of Shares available for issuance in respect of Incentive Stock Options is 15,000,000, but in no event may Incentive Stock Options be granted in excess of the Share Reserve as the same may be increased in accordance with the foregoing provisions of this Section. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Shares that otherwise would have been issued upon the exercise of an Option or Stock Appreciation Right or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

5.2           Individual Holder Limitations.  Subject to adjustment as provided in Article XVIII, the number of Shares with respect to which Awards may be granted during any calendar year to any one Director who is a non-employee director of the Board shall not exceed 250,000.

ARTICLE VI

ELIGIBILITY AND TERMINATION OF SERVICE

6.1           Eligibility. Awards made under the Plan may be granted solely to individuals who, at the time of grant, are Employees, Directors or Consultants, or any other person who is determined by the Committee to be a prospective Employee, Director or Consultant; provided, that the Award for any grant to a prospective Employee, Director or Consultant will contain appropriate forfeiture provisions in the event such individual does not become employed or engaged by the Company. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Dividend Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, an Incentive Bonus Award, an Other Cash-Based Award, an Other Stock-Based Award or any combination thereof, and solely for Employees, an Incentive Stock Option. The Committee shall determine the terms and conditions of all Awards in accordance with its authority under Article IV.

6.2           Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Sections 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(i)           The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(A)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(B)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(C)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the forgoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

(ii)           In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award, Incentive Bonus Award, Other Cash-Based Award, Other Stock-Based Award and/or Restricted Stock Unit Award, such Award shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Award. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Award shall not be so canceled and forfeited.

6.3           Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non- qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4           Termination for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination. A Holder may not vest in any Award nor exercise any Option after such time he or she is notified of the Company’s intention to termination his/her employment or service for Cause.

ARTICLE VII

OPTIONS

7.1           Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2           Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3           Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s shareholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code. An Incentive Stock Option may only be granted to Employee who is considered an employee under Treasury Regulation §1.421-7(h) of the Company.

7.4           Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. The Committee may, in its discretion, accelerate the vesting of an Option at any time. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

7.5           Option Price and Payment. The price at which a Share may be purchased upon the exercise of an Option shall be determined by the Committee; provided, however, that such Option’s exercise price (i) shall not be less than the Fair Market Value of a Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by a Ten Percent Shareholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XVIII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The exercise price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6           Shareholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a shareholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7           Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8           Disqualifying Dispositions. If Shares acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to the Holder upon exercise, the Holder shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.9           Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XVIII, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII

RESTRICTED STOCK AWARDS

8.1           Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee.

8.2           Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. Shares awarded pursuant to a Restricted Stock Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other shareholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. The Committee may subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award.

8.3           Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

8.4           Section 83(b) Election. If a Holder makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Holder shall file, within 30 days following the date of grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Holder’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

ARTICLE IX

UNRESTRICTED STOCK AWARDS

9.1           Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2           Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3           Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

ARTICLE X

RESTRICTED STOCK UNIT AWARDS

10.1           Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2                      Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Unit at any time. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

ARTICLE XI

PERFORMANCE UNIT AWARDS

11.1           Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2           Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the performance goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

ARTICLE XII

PERFORMANCE STOCK AWARDS

12.1           Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder subject to achievement of specified performance goal. The Committee shall establish the performance goals for the Performance Stock Award, in its sole discretion. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 12.3.

12.2           Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the performance goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such performance goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

ARTICLE XIII

DIVIDEND EQUIVALENT RIGHTS

13.1           Award. A Dividend Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.

13.2           Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Dividend Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Dividend Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Dividend Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Dividend Equivalent Rights Award Agreement. A Dividend Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Dividend Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

13.3           Interest Equivalents. The Dividend Equivalent Rights Award Agreement for a Dividend Equivalent Rights Award may provide for the crediting of interest on a Dividend Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Dividend Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV

STOCK APPRECIATION RIGHTS

14.1           Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2           Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of an Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)           The excess of (i) the Fair Market Value of an Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b)           The number of Shares with respect to which the Stock Appreciation Right is exercised.

14.3           Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)           The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b)           The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c)           The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)           The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)           The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

ARTICLE XV

OTHER CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

Section 15.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of Shares to a Holder, or payment in cash or otherwise of amounts based on the value of Shares. In addition, the Committee, at any time and from time to time, may grant Cash-Based Awards to a Holder in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

Section 15.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Holder will depend on the extent to which such performance goals are met.

Section 15.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

ARTICLE XVI

INCENTIVE BONUS AWARDS

Section 16.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Employees, Directors or Consultants as it may designate from time to time. The terms of a Holder’s Incentive Bonus Award shall be set forth in the Holder’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

Section 16.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Employees, Directors or Consultants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Employee, Director or Consultant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

Section 16.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Shares, as set forth in a Holder’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Holder’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

ARTICLE XVII

CHANGE OF CONTROL

Section 17.1 Effect of Change of Control.

(a)               The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change of Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Holders upon or following a Change of Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change of Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b)           Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change of Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Holder, take one or more of the following actions contingent upon the occurrence of that Change of Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Holders affected by the Change of Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock Awards, Restricted Stock Unit Awards, Performance Stock Awards, Performance Units Awards, Unrestricted Stock Awards, Incentive Bonus Award and any other Award held by Holders affected by the Change of Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock Award, Restricted Stock Units Awards, Performance Stock Award or Performance Unit Award held by a Holder in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock Award held by a Holder affected by the Change of Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted Share on the date of the Change of Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Holder’s rights as of the date of the occurrence of the Change of Control (the “Change of Control Consideration”); provided, however that if the Change of Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor. Any such Change of Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change of Control to holders of Shares. Without limitation of the foregoing, if as of the date of the occurrence of the Change of Control the Committee determines that no amount would have been attained upon the realization of the Holder’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change of Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change of Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c)           The Committee may require a Holder to (i) represent and warrant as to the unencumbered title to the Holder’s Awards, (ii) bear such Holder’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Shares, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Holder to be bound by such obligations. The Committee will endeavor to take action under this Section 17 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

ARTICLE XVIII

RECAPITALIZATION OR REORGANIZATION

18.1           Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XVIII, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

18.2           Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

18.3           Other Events. In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XVIII, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 18.1, 18.2 or this Section 18.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Shares subject to any Award shall be rounded to the nearest whole number.

18.4           Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

18.5           No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

ARTICLE XIX

AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XIX, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date) (the “Expiration Date”). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the aggregate number of Shares available for issuance under the Plan (other than any automatic increases to the Share Reserve in accordance with Section 5.1), or (ii) changes the persons or class of persons eligible to receive Awards. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including to extend the post-termination exercisability period of Options and Stock Appreciation Rights), provided that no such action (except an action relating to a Change of Control) shall materially and adversely impair the rights of a Holder with respect to an outstanding Award without the Holder’s consent. For purposes of the foregoing, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially and adversely impair any rights of any Holder.

ARTICLE XX

MISCELLANEOUS

20.1           No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

20.2           Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Employee, Director or Consultant by reason of any such corporate transaction in substitution for Awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any Shares subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

20.3           Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing Shares may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

20.4           No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Holder or any other person hereunder.

20.5           No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

20.6           Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

20.7           Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Holder’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Holder’s rights, payments and benefits with respect to an Award shall be conditioned upon the Holder making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Holder and providing that the Holder’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Holder from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act).  In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

20.8           No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

20.9           Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 20.3 hereof.

20.10                      Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

20.11                      Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

20.12                      Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

20.13                      Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

20.14                      Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

20.15                      Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

20.16                      Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

20.17                      Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

20.18                      Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

20.19                      No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

20.20                      Award Agreements. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Holder. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

20.21                      Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

AzurRx BioPharma

AZURRX BIOPHARMA, INC
760 PARKSIDE AVENUE
DOWNSTATE BIOTECHNOLOGY INCUBATOR, STE 304
BROOKLYN, NY 11226

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AZRX2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21945-P43763

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AZURRX BIOPHARMA, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of six director nominees, each for a term of one year.			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Edward J. Borkowski, Chair
02) Charles J. Casamento
03) Alastair Riddell
04) Vern L. Schramm
05) James Sapirstein
06) Gregory Oakes

The Board of Directors recommends you vote FOR the following proposals:

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D21946-P43763

AZURRX BIOPHARMA, INC.
Annual Meeting of Stockholders
September 11, 2020 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies and constitutes and appoints James Sapirstein and Daniel Schneiderman, and each of them, the true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of AzurRx BioPharma, Inc. (the *"Company"*) which the undersigned is entitled to vote at the Company's 2020 Annual Meeting of Stockholders (the *"Annual Meeting"*), to be held virtually at www.virtualshareholdermeeting.com/AZRX2020, on September 11, 2020 at 9:00 A.M. Eastern Time, and at any adjournment(s) or postponement(s) thereof, upon the following proposals, each of which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee identified in Proposal No. 1 and FOR Proposals No. 2, 3, 4, 5, 6 and 7, each of which have been proposed by the Board, and at the discretion of the proxy holder upon other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side